As filed with the Securities and Exchange Commission on May 9, 2024

Securities Act File No. 333-[_________]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.  ☐

Post-Effective Amendment No.  ☐

LEGG MASON GLOBAL ASSET MANAGEMENT

TRUST

(Exact Name of Registrant as Specified in Charter)

100 International Drive

Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

877-6LM-FUND/656-3863

(Registrant’s Telephone Number, including Area Code)

Marc De Oliveira

Legg Mason Global Asset Management Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

Copy to:

Roger P. Joseph, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

Title of securities being registered: Class A, Class C, Class I and Class IS

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on June 8, 2024 pursuant to Rule 488.

ClearBridge All Cap Value Fund

ClearBridge Small Cap Value Fund

620 Eighth Avenue

New York, NY 10018

Dear Shareholder:

We are sending this material to you because you are a shareholder of ClearBridge All Cap Value Fund and/or ClearBridge Small Cap Value Fund (the “Target Funds”). After careful consideration, Franklin Templeton Fund Adviser, LLC, each Target Fund’s investment manager (the “Adviser”), has recommended, and the Board of Trustees (the “Board”) of the Target Funds and of ClearBridge Value Fund and ClearBridge Small Cap Fund (the “Acquiring Funds”) has approved, the following reorganizations (the “Reorganizations”):

(i)	the reorganization of the ClearBridge All Cap Value Fund into the ClearBridge Value Fund; and

(ii)	the reorganization of the ClearBridge Small Cap Value Fund into the ClearBridge Small Cap Fund.

Each Target Fund and corresponding Acquiring Fund have similar investment objectives, strategies, policies and risks. In addition, each Target Fund and corresponding Acquiring Fund have the same investment manager and subadvisers and the same or substantially overlapping portfolio management teams.

Each Reorganization is expected to provide shareholders of a Target Fund with an immediate benefit through a lower management fee rate, the same or lower net expenses for each of its share classes and the potential to benefit from a larger, more scalable fund while continuing to pursue a substantially similar investment strategy.

The Board has determined that each Reorganization is in the best interests of the relevant Target Fund and its shareholders.

As a result of your Target Fund’s Reorganization, you will receive shares of the same class in the corresponding Acquiring Fund with the same aggregate net asset value as your shares in the Target Fund immediately prior to the Reorganization.

Each Reorganization is expected to qualify as a “reorganization” for U.S. federal income tax purposes, and a Target Fund’s shareholders are not expected to recognize any gain or loss upon receipt of Acquiring Fund shares in the Reorganization.

The Reorganization of the ClearBridge All Cap Value Fund into the ClearBridge Value Fund is expected to close on or about August 23, 2024. The Reorganization of the ClearBridge Small Cap Value Fund into the ClearBridge Small Cap Fund is expected to close on or about September 6, 2024

The Reorganizations do not require shareholder approval, and you are not being asked to vote.

The enclosed Prospectus/Information Statement contains important information about each Reorganization. I encourage you to carefully review the enclosed materials, which explain the Reorganizations in more detail. If you have any questions or need additional information, please contact your financial intermediary or call 877-6LM-FUND/656-3863.

Jane Trust

President

i

[June    ], 2024

PROSPECTUS FOR

ClearBridge Value Fund

and

ClearBridge Small Cap Fund

(each a series of Legg Mason Global Asset Management Trust)

INFORMATION STATEMENT FOR

ClearBridge All Cap Value Fund

and

ClearBridge Small Cap Value Fund

(each a series of Legg Mason Partners Investment Trust)

Important Notice Regarding the Availability of this Prospectus/Information Statement

This Prospectus/Information Statement is available at [ ]

This combined Prospectus/Information Statement is being furnished to shareholders of ClearBridge All Cap Value Fund and ClearBridge Small Cap Value Fund (each, a “Target Fund,” and together, the “Target Funds”). Each of the Target Funds is a series of Legg Mason Partners Investment Trust (the “Target Trust”). This combined Prospectus/Information Statement relates to the reorganization of each Target Fund (each, a “Reorganization,” and together, the “Reorganizations”) as follows: (i) the reorganization of ClearBridge All Cap Value Fund into ClearBridge Value Fund, a series of Legg Mason Global Asset Management Trust (the “Acquiring Trust”); and (ii) the reorganization of ClearBridge Small Cap Value Fund into ClearBridge Small Cap Fund, also a series of the Acquiring Trust (each of ClearBridge Value Fund and ClearBridge Small Cap Fund are referred to herein as an “Acquiring Fund,” and together, as the “Acquiring Funds”). Each of the Target Funds and the Acquiring Funds is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is advised by Franklin Templeton Fund Adviser, LLC (“FTFA” or the “Adviser”). This Prospectus/Information Statement will be mailed on or about [June 24], 2024, to shareholders of record of each Target Fund as of the close of business on [May 31], 2024.

This Prospectus/Information Statement is being distributed to you solely for your information in connection with the Reorganizations. The Reorganizations do not require approval by shareholders of the Target Funds. THE TRUSTEES ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND A PROXY.

As a result of a Reorganization, each shareholder of a Target Fund will receive shares of the corresponding Acquiring Fund equal in value at the date of the exchange to the value of the shareholder’s Target Fund shares. This Prospectus/Information Statement explains concisely what you should know regarding each Reorganization and about the applicable Acquiring Fund. Please read this Prospectus/Information Statement and keep it for future reference.

This document is required under the federal securities laws and is provided solely for informational purposes.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Information Statement by reference:

1.	The Statement of Additional Information (“SAI”) dated June [ ], 2024 relating to this Prospectus/Information Statement;

2.	The Prospectus and Statement of Additional Information of ClearBridge Value Fund, each dated March 1, 2024, as supplemented (File Nos. 333-162441; 811-22338);
3.	The Prospectus and Statement of Additional Information of ClearBridge Small Cap Fund, each dated March 1, 2024, as supplemented (File Nos. 333-162441; 811-22338);
4.	The Prospectus and Statement of Additional Information of ClearBridge All Cap Value Fund, each dated January 31, 2024, as supplemented (File Nos. 033-43446; 811-06444);
5.	The Prospectus and Statement of Additional Information of ClearBridge Small Cap Value Fund, each dated January 31, 2024, as supplemented (File Nos. 033-43446; 811-06444);
6.	The audited financial statements contained in the Annual Report of ClearBridge Value Fund, for the fiscal year ended October 31, 2023;
7.	The audited financial statements contained in the Annual Report of ClearBridge Small Cap Fund, for the fiscal year ended October 31, 2023;
8.	The audited financial statements contained in the Annual Report of ClearBridge All Cap Value Fund, for the fiscal year ended September 30, 2023; and
9.	The audited financial statements contained in the Annual Report of ClearBridge Small Cap Value Fund, for the fiscal year ended September 30, 2023.

Shareholders may obtain free copies of these documents of the Target Funds or the Acquiring Funds (collectively, the “Funds”) by calling toll-free at 877-6LM-FUND/656-3863, or by writing to the Funds at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.

You may access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Please note that an investment in a Fund is not a bank deposit, is not federally insured, is not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

The following provides an overview of key points regarding each Reorganization. This information is qualified in its entirety by the remainder of the Prospectus/Information Statement, which contains additional information and further details regarding each Reorganization.

Overview of Each Reorganization

On May 2-3, 2024, the Board of Trustees of each of the Target Trust and the Acquiring Trust, which includes the same members (the “Boards,” and each member, a “Trustee”) unanimously approved each Reorganization on behalf of the applicable Funds. Each Reorganization will be accomplished pursuant to an Agreement and Plan of Reorganization (each, an “Agreement,” and collectively, the “Agreements”), the form of which is attached hereto as Exhibit 1. Pursuant to each Agreement, all of the assets of a Target Fund will be transferred to the corresponding Acquiring Fund, in exchange for shares of the corresponding Acquiring Fund (the “Reorganization Shares”) with a value equal to the value of the Target Fund’s assets net of liabilities, and for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Immediately following the transfer, the Reorganization Shares received by a Target Fund will be distributed to its shareholders, pro rata, with the holders of each class of shares receiving shares of the same class of the corresponding Acquiring Fund in accordance with such shareholders’ percentage ownership interest in such class of shares of the Target Fund on the valuation date. Each Target Fund will then be liquidated and dissolved. It is expected that the Reorganization of the ClearBridge All Cap Value Fund into the ClearBridge Value Fund will close on or about August 23, 2024, and the Reorganization of the ClearBridge Small Cap Value Fund into the ClearBridge Small Cap Fund will close on or about September 6, 2024 (each, a “Closing Date”). No vote is required by shareholders of a Target Fund in order to consummate the Reorganization of such Target Fund.

Because of the expected benefits to shareholders of a Target Fund as a result of the Target Fund’s Reorganization, as described herein, the costs and expenses arising from each Reorganization will be split evenly between the respective Target Fund and FTFA, the investment manager to each Fund, or its affiliates, except that any transaction costs incurred by a Fund in connection with the repositioning of its portfolio in connection with the Reorganization will be borne by that Fund.

It is intended that, as a result of the Reorganization, a shareholder of a Target Fund will receive, without paying any sales charges, a number of full and fractional Class A, C, I or IS shares, as the case may be, of the corresponding Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of the Class A, C, I or IS shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganization. Each Reorganization is expected to be treated as a “reorganization” for U.S. federal income tax purposes. Accordingly, it is expected that a Target Fund’s shareholders will not, and a Target Fund generally will not, recognize taxable gain or loss as a direct result of the Reorganization.

The Reorganizations are not contingent upon one another. The Reorganization involving your Fund may occur, even if the other Reorganization does not close.

Rationale for Each Reorganization

At the Board meeting held on May 2-3, 2024, the Board, which is composed of a majority of Trustees who are not “interested persons” of each respective Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), considered and unanimously approved each Reorganization on behalf of the Target Fund and the corresponding Acquiring Fund.

Each Reorganization has been proposed because the Adviser believes that it is in the best interests of Fund shareholders if a Target Fund is reorganized into the corresponding Acquiring Fund. In recommending the approval of each Reorganization to the Board, the Adviser noted that it considered various factors, including the overlap in portfolio management, the similarities between each Target Fund’s and corresponding Acquiring Fund’s investment objectives and investment strategies, the potential economies of scale that might be realized by combining the respective Funds, the relative size and long-term viability of each Target Fund, and the relative performance of each Acquiring Fund compared with the corresponding Target Fund. In supporting its proposal, the Adviser noted that, in its view, each Reorganization would provide shareholders of a Target Fund with an immediate benefit through a lower management fee rate, the same or lower net expenses for each of its share classes and the potential to benefit from a larger, more scalable fund while continuing to pursue a similar investment strategy.

Before approving each Reorganization, the Board reviewed information about each Fund and each Reorganization. This included, among other things, a comparison of various factors, such as the relative sizes of a Target Fund and its corresponding Acquiring Fund, the comparative performance records of a Target Fund and its corresponding Acquiring Fund, and the comparative expenses of a Target Fund and its corresponding Acquiring Fund (including pro forma expense information of each Acquiring Fund following the Reorganization), as well as the similarities and differences between a Target Fund’s investment objectives, strategies, policies and risks in comparison to those of the corresponding Acquiring Fund.

The Board concluded that each Reorganization would be in the best interests of each applicable Fund and that existing shareholders’ interests will not be diluted as a result of a Reorganization. Accordingly, the Board approved each Agreement. For further information about the considerations of the Board, please see “Information About Each Reorganization — Trustees’ Considerations Relating to Each Reorganization.”

Comparison of the Investment Objectives, Principal Investment Strategies, and Policies of each Target Fund with its Corresponding Acquiring Fund

Investment Objectives. Each Target Fund’s investment objective is similar to its corresponding Acquiring Fund’s investment objective as noted in the table below. Each Fund seeks long-term capital growth (or in other words, capital appreciation). For the ClearBridge All Cap Value Fund, current income is a secondary consideration; the investment objective of the ClearBridge Value Fund does not reference income as a consideration. Each Fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.

Target Fund Investment Objective	Corresponding Acquiring Fund Investment Objective
ClearBridge All Cap Value Fund – Long term capital growth, with current income as a secondary consideration	ClearBridge Value Fund – Long term growth of capital
ClearBridge Small Cap Value Fund – Long term capital growth	ClearBridge Small Cap Fund – Capital appreciation

Principal Investment Strategies. The principal investment policies and strategies of each Target Fund are similar to its corresponding Acquiring Fund. Below is a discussion of the similarities and certain differences for each applicable Reorganization:

ClearBridge All Cap Value Fund into ClearBridge Value Fund

The principal investment policies and strategies of ClearBridge All Cap Value Fund and ClearBridge Value Fund are similar. Each Fund invests primarily in equity securities, including common and preferred stocks. For each Fund, the portfolio managers follow a value investing discipline in selecting securities for the portfolio. Each Fund invests in securities of large-capitalization companies, but may also invest in securities of small- and mid-capitalization companies as well. ClearBridge All Cap Value Fund also gives secondary consideration to a company’s dividend record and the potential for an improved dividend return.

ClearBridge All Cap Value Fund may invest up to 25% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. ClearBridge Value Fund may invest in foreign equity securities and does not have a corresponding policy limiting investment in securities of foreign issuers. Additionally, ClearBridge Value Fund’s principal investment strategies specifically reference that the Fund is permitted to invest in securities of emerging market issuers.

ClearBridge Small Cap Value Fund into ClearBridge Small Cap Fund

The principal investment policies and strategies of ClearBridge Small Cap Value Fund and ClearBridge Small Cap Fund are similar. Each Fund invests primarily in equity securities, including common and preferred stocks. For each Fund, the portfolio managers follow a value investing discipline in selecting securities for the portfolio. Each Fund invests primarily in securities of small-capitalization companies, but may also invest in securities of large capitalization companies as well.

There are some differences among each Fund’s investment policies described in the prospectuses. While each Fund generally has a policy to invest at least 80% of its net assets in common stocks and other equity securities of small capitalization companies, there are slight differences between the 80% investment policies of each Fund. ClearBridge Small Cap Value Fund must invest at least 80% of its net assets in common stocks and other equity securities of small capitalization U.S. companies, while ClearBridge Small Cap Fund’s 80% policy requires investment in small capitalization companies generally, and such companies could be either inside or outside the U.S. In addition, while both Funds define small capitalization companies in relation to stocks in the Russell 2000 Index, the criteria for the definition of small capitalization securities varies somewhat. ClearBridge Small Cap Value Fund defines small capitalization companies as those companies whose market capitalizations at the time of investment do not exceed $3 billion, or the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. ClearBridge Small Cap Fund also defines small capitalization companies as those companies whose market capitalizations at the time of investment do not exceed the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, but the definition does not automatically include all companies under $3 billion in market capitalization.

Each of ClearBridge Small Cap Value Fund and ClearBridge Small Cap Fund may invest up to 20% of its net assets in shares of companies with larger market capitalization. Each of ClearBridge Small Cap Value Fund and ClearBridge Small Cap Fund may invest in foreign securities. ClearBridge Small Cap Value Fund may invest up to 20% of its net assets (at the time of investment) in foreign securities. ClearBridge Small Cap Fund does not have a corresponding limitation on its investments in foreign equity securities and may invest in securities of emerging market issuers.

In addition, ClearBridge Small Cap Fund’s investments may include equity securities of companies that the portfolio managers consider to be “special situations,” at the time of purchase. The portfolio managers define special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the portfolio managers, make them attractive for investment. ClearBridge Small Cap Fund may not invest more than 20% of its total assets in securities of companies that, at the time of investment, are involved in reorganizations or restructurings in connection with bankruptcy proceedings. ClearBridge Small Cap Value Fund does not have a corresponding policy restricting these investments.

Diversification. Each Fund is classified as a diversified fund under the 1940 Act. Each Fund may only change to non-diversified status with the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

Fundamental Policies. Each Fund has adopted certain “fundamental” policies regarding borrowing, lending, the issuance of senior securities, underwriting, concentration of investments, and investing in real estate and commodities. These policies are identical for each Fund.

Comparison of Fees and Expenses — ClearBridge All Cap Value Fund with ClearBridge Value Fund

ClearBridge All Cap Value Fund’s shareholders are expected to benefit from a lower effective management fee rate and the same or lower expense ratio for each class of shares as a result of the Reorganization. For the fiscal year ended September 30, 2023, ClearBridge All Cap Value Fund paid an effective management fee rate of 0.70% of average net assets (before waivers), while for the fiscal year ended October 31, 2023, ClearBridge Value Fund paid an effective management fee rate of 0.69% of average net assets (before waivers). Following the Reorganization, it is estimated that the effective management fee rate for ClearBridge Value Fund will be 0.66% of average net assets (before waivers).

Each Fund pays the Adviser an investment management fee that is calculated daily and payable monthly at an annual rate according to the schedule set forth in the table below:

ClearBridge All Cap Value Fund	ClearBridge Value Fund
0.70% of average net assets up to and including $1.5 billion	0.70% of the first $1 billion of average net assets
0.68% of average net assets over $1.5 billion and up to and including $2 billion	0.68% of the next $1 billion of average net assets
0.65% of average net assets over $2 billion and up to and including $2.5 billion	0.65% of the next $500 million of average net assets
0.60% of average net assets over $2.5 billion and up to and including $3.5 billion	0.60% of the next $1 billion of average net assets
0.50% of average net assets over $3.5 billion	0.50% of average net assets over $3.5 billion

As noted in the table, the management fee schedule of ClearBridge Value Fund reaches certain breakpoint fee reductions at lower asset levels than ClearBridge All Cap Value Fund.

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of each Fund and are intended to help you compare the fees and expenses of ClearBridge All Cap Value Fund and ClearBridge Value Fund and to analyze the estimated expenses that FTFA expects the combined Fund to bear in the first year following the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Annual Fund operating expenses shown in the following tables are based on expenses for the annual period ended September 30, 2023 for ClearBridge All Cap Value Fund and the annual period ended October 31, 2023 for ClearBridge Value Fund, as well as the pro forma fees and expenses that FTFA expects ClearBridge Value Fund would have incurred assuming consummation of the Reorganization as of the beginning of the twelve month period ended October 31, 2023. Shareholders of ClearBridge All Cap Value Fund will not pay a sales charge in connection with the Reorganization, although applicable contingent deferred sales charges will continue to apply. For purposes of determining any contingent deferred sales charge applicable to ClearBridge All Cap Value Fund shareholders following the Reorganization, the amount of time that the shareholder held his or her ClearBridge All Cap Value Fund shares will be added, or tacked, to the length of time the shareholder held ClearBridge Value Fund shares acquired in the Reorganization.

Shareholder fees

(fees paid directly on your investment)

	ClearBridge All Cap Value Fund		ClearBridge Value Fund		ClearBridge Value Fund Pro Forma
Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50	[1,2]	5.50	[1,2]	5.50	[1,2]
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)[3]	None	[4]	None	[4]	None	[4]
Small Account Fees[5]	$15		$15		$15

Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)[3]	1.00		0.95		0.95
Small Account Fees[5]	$15		$15		$15

Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)[3]	None		None		None
Small Account Fees[5]	None		None		None

Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)[3]	None		None		None
Small Account Fees[5]	None		None		None

Annual Fund Operating Expenses

Expenses you pay each year as a % of the value of your investment

	ClearBridge All Cap Value Fund	ClearBridge Value Fund		ClearBridge Value Fund Pro Forma
Class A
Management Fees	0.70	0.69		0.66
Distribution and/or Shareholder Services (12b-1) Fees	0.25	0.25		0.25
Other Expenses	0.20	0.08	[6]	0.13
Acquired fund fees and expenses	-	0.01		0.01
Total annual Fund operating expenses[7]	1.15	1.03		1.05
Fees waived and/or expenses reimbursed[8,9]	N/A	(0.01)		(0.03)
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses[11]	1.15	1.02	[6]	1.02

Class C
Management Fees	0.70	0.69		0.66
Distribution and/or Shareholder Services (12b-1) Fees	1.00	0.95		0.95

Other Expenses	0.13		0.11		0.12
Acquired fund fees and expenses	-		0.01		0.01
Total annual Fund operating expenses[7]	1.83		1.76		1.74
Fees waived and/or expenses reimbursed[8,9]	-		(0.01)		-
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses[11]	1.83		1.75		1.74

Class I
Management Fees	0.70		0.69		0.66
Distribution and/or Shareholder Services (12b-1) Fees	None		None		None
Other Expenses	0.10	[10]	0.10	[6]	0.09
Acquired fund fees and expenses	-		0.01		0.01
Total annual Fund operating expenses[7]	0.80		0.80		0.76
Fees waived and/or expenses reimbursed[8,9]	-		-		-
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses[11]	0.80	[10]	0.80	[6]	0.76

Class IS
Management Fees	0.70		0.69		0.66
Distribution and/or Shareholder Services (12b-1) Fees	None		None		None
Other Expenses	0.05		0.04		0.02
Acquired fund fees and expenses	-		0.01		0.01
Total annual Fund operating expenses[7]	0.75		0.74		0.69
Fees waived and/or expenses reimbursed[8,9]	(0.05)		(0.03)		-
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses[11]	0.70		0.71		0.69

1 The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors LLC (“Franklin Distributors” or the “Distributor”) is the broker-dealer of record (“Distributor Accounts”).

2 Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class-Sales charges” in the applicable Fund’s Prospectus. “Service Agents” is defined to include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

3 Maximum deferred sales charge (load) may be reduced over time.

4 You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

5 If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the Fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the Fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the Fund for more information.

6 During the fiscal year ended October 31, 2023, the Fund incurred extraordinary expenses consisting of non-recurring professional fees charged on a contingency fee basis associated with the collection of European Union tax reclaims. Had such expenses been included, other expenses would be 0.09% and 0.11% for Class A and Class I, respectively and Total annual Fund operating expenses after waiving fees and/or reimbursing expenses would be 1.03% and 0.80% for Class A and Class I, respectively.

7 For ClearBridge Value Fund, total annual Fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Fund’s Prospectus and in the Fund’s shareholder reports, which reflect the Fund’s operating expenses and do not include acquired fund fees and expenses.

8 For ClearBridge All Cap Value Fund, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual Fund operating expenses will not exceed 1.90% for Class C shares, 0.80% for Class I shares and 0.70% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual Fund operating expenses for Class IS shares will not exceed the ratio of total annual Fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual Fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual Fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

9 For ClearBridge Value Fund, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual Fund operating expenses will not exceed 1.01% for Class A shares, 1.74% for Class C shares, 0.79% for Class I shares and 0.70% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual Fund operating expenses for Class IS shares will not exceed the ratio of total annual Fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual Fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual Fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, FTFA has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

10 During the fiscal year ended September 30, 2023, ClearBridge All Cap Value Fund incurred extraordinary expenses consisting of non-recurring professional fees charged on a contingency fee basis associated with the collection of European Union tax reclaims. Had such expenses been included, other expenses would be 0.11% for Class I and Total annual Fund operating expenses after waiving fees and/or reimbursing expenses would be 0.81% for Class I.

11 For ClearBridge Value Fund, total annual Fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amounts for each class as a result of acquired fund fees and expenses.

Examples

These examples are intended to help you compare the cost of investing in ClearBridge All Cap Value Fund with the cost of investing in ClearBridge Value Fund both for the fiscal year set forth above and on a pro forma basis, and also allow you to compare this with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)

	1 Year	3 Years	5 Years	10 Years
ClearBridge All Cap Value Fund
Class A (without or without redemption at end of period)	661	895	1,148	1,871
Class C (with redemption at end of period)	286	576	991	1,969
Class C (without redemption at end of period)	186	576	991	1,969
Class I (with or without redemption at end of period)	82	256	444	990
Class IS (with or without redemption at end of period)	72	235	413	926

ClearBridge Value Fund
Class A (without or without redemption at end of period)	648	858	1,086	1,739
Class C (with redemption at end of period)	273	554	954	1,882
Class C (without redemption at end of period)	178	554	954	1,882
Class I (with or without redemption at end of period)	82	256	444	990
Class IS (with or without redemption at end of period)	72	234	409	916

ClearBridge Value Fund (pro forma)
Class A (without or without redemption at end of period)	648	862	1,094	1,759
Class C (with redemption at end of period)	272	548	944	1,868
Class C (without redemption at end of period)	177	548	944	1,868
Class I (with or without redemption at end of period)	78	243	423	942
Class IS (with or without redemption at end of period)	70	220	383	858

Comparison of Fees and Expenses — ClearBridge Small Cap Value Fund with ClearBridge Small Cap Fund

ClearBridge Small Cap Value Fund’s shareholders are expected to benefit from a lower effective management fee rate and the same or lower expense ratio for each class of shares as a result of the Reorganization. For the fiscal year ended September 30, 2023, ClearBridge Small Cap Value Fund paid an effective management fee rate of 0.75% of average net assets (before waivers), while for the fiscal year ended October 31, 2023, ClearBridge Small Cap Fund paid an effective management fee rate of 0.70% of average net assets (before waivers). Following the Reorganization, it is estimated that the effective management fee rate for ClearBridge Small Cap Fund will be 0.70% of average net assets (before waivers).

ClearBridge Small Cap Value Fund has a management fee rate of 0.75% on all assets; ClearBridge Small Cap Fund has a management fee rate of 0.70% of the first $1 billion of average net assets; 0.68% between $1 billion and $2 billion; 0.65% between $2 billion and $5 billion; 0.62% between $5 billion and $10 billion; and 0.59% over $10 billion. Following the Reorganization, the combined Fund will have a management fee rate of 0.70% of the first $1 billion of average net assets; 0.68% between $1 billion and $2 billion; 0.65% between $2 billion and $5 billion; 0.62% between $5 billion and $10 billion; and 0.59% over $10 billion. The combined ClearBridge Small Cap Fund will therefore have a lower contractual management fee rate than ClearBridge Small Cap Value fund at all asset levels.

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of each Fund and are intended to help you compare the fees and expenses of ClearBridge Small Cap Value Fund and ClearBridge Small Cap Fund and to analyze the estimated expenses that FTFA expects the combined Fund to bear in the first year following the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Annual Fund operating expenses shown in the following tables are based on expenses for the annual period ended September 30, 2023 for ClearBridge Small Cap Value Fund and the most recent annual period ended October 31, 2023 for ClearBridge Small Cap Fund, as well as the pro forma fees and expenses that FTFA expects ClearBridge Small Cap Fund would have incurred assuming consummation of the Reorganization as of the beginning of the twelve month period ended October 31, 2023. Shareholders of ClearBridge Small Cap Value Fund will not pay a sales charge in connection with the Reorganization, although applicable contingent deferred sales charges will continue to apply. For purposes of determining the contingent deferred sales charge applicable to ClearBridge Small Cap Value Fund shareholders following the Reorganization, the amount of time that the shareholder held his or her ClearBridge Small Cap Value Fund shares will be added, or tacked, to the length of time the shareholder held ClearBridge Small Cap Fund shares acquired in the Reorganization.

Shareholder fees

(fees paid directly on your investment)

	ClearBridge Small Cap Value Fund		ClearBridge Small Cap Fund		ClearBridge Small Cap Fund Pro Forma
Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50	[1,2]	5.50	[1,2]	5.50	[1,2]
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)[3]	None	[4]	None	[4]	None	[4]
Small Account Fees[5]	$15		$15		$15

Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)[3]	1.00		1.00		1.00
Small Account Fees[5]	$15		$15		$15

Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)[3]	None		None		None
Small Account Fees[5]	None		None		None

Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemptions)[3]	None		None		None
Small Account Fees[5]	None		None		None

Annual Fund Operating Expenses

Expenses you pay each year as a % of the value of your investment

	ClearBridge Small Cap Value Fund	ClearBridge Small Cap Fund	ClearBridge Small Cap Fund Pro Forma
Class A
Management Fees	0.75	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	0.25	0.25	0.25
Other Expenses	0.36	0.15	0.17
Total annual Fund operating expenses	1.36	1.10	1.12
Fees waived and/or expenses reimbursed[6,7]	(0.01)	(0.03)	(0.05)
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses	1.35	1.07	1.07

Class C
Management Fees	0.75	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	1.00	1.00	1.00
Other Expenses	0.35	0.16	0.19
Total annual Fund operating expenses	2.10	1.86	1.89
Fees waived and/or expenses reimbursed[6,7]	-	(0.01)	(0.04)
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses	2.10	1.85	1.85

Class I
Management Fees	0.75	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	None	None	None
Other Expenses	0.31	0.16	0.16
Total annual Fund operating expenses	1.06	0.86	0.86
Fees waived and/or expenses reimbursed[6,7]	(0.06)	(0.01)	(0.01)
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses	1.00	0.85	0.85

Class IS
Management Fees	0.75	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	None	None	None
Other Expenses	0.23	0.05	0.05
Total annual Fund operating expenses	0.98	0.75	0.75
Fees waived and/or expenses reimbursed[6,7]	(0.08)	(0.01)	(0.01)
Total annual Fund operating expenses after waiving fees and/or reimbursing expenses	0.90	0.74	0.74

1 The sales charge is waived for shareholders purchasing Class A shares through Distributor Accounts.

2 Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class-Sales charges” in the Prospectus.

3 Maximum deferred sales charge (load) may be reduced over time.

4 You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

5 If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the Fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the Fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the Fund for more information.

6 For ClearBridge Small Cap Value Fund, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual Fund operating expenses will not exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.00% for Class I shares and 0.90% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual Fund operating expenses for Class IS shares will not exceed the ratio of total annual Fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual Fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual Fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

7 For ClearBridge Small Cap Fund, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual Fund operating expenses will not exceed 1.07% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares and 0.74% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual Fund operating expenses for Class IS shares will not exceed the ratio of total annual Fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual Fund operating expenses have fallen to a level below the limits described above. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual Fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, FTFA has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Examples

These examples are intended to help you compare the cost of investing in ClearBridge Small Cap Value Fund with the cost of investing in ClearBridge Small Cap Fund both for the fiscal year set forth above and on a pro forma basis, and also allow you to compare this with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Funds’ operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 Year	3 Years	5 Years	10 Years
ClearBridge Small Cap Value Fund
Class A (without or without redemption at end of period)	680	957	1,254	2,095
Class C (with redemption at end of period)	313	658	1,129	2,242
Class C (without redemption at end of period)	213	658	1,129	2,242
Class I (with or without redemption at end of period)	102	331	578	1,287
Class IS (with or without redemption at end of period)	92	304	534	1,195

ClearBridge Small Cap Fund
Class A (without or without redemption at end of period)	653	877	1,120	1,814
Class C (with redemption at end of period)	288	584	1,005	1,981
Class C (without redemption at end of period)	188	584	1,005	1,981
Class I (with or without redemption at end of period)	87	273	475	1,059
Class IS (with or without redemption at end of period)	76	239	416	929

ClearBridge Small Cap Fund (pro forma)
Class A (without or without redemption at end of period)	653	881	1,128	1,834
Class C (with redemption at end of period)	288	590	1,017	2,008
Class C (without redemption at end of period)	188	590	1,017	2,008
Class I (with or without redemption at end of period)	87	273	475	1,059
Class IS (with or without redemption at end of period)	76	239	416	929

Portfolio Turnover of Each Fund

Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect a Fund’s performance. During ClearBridge All Cap Value Fund’s and ClearBridge Value Fund’s most recent fiscal year, each Fund’s portfolio turnover rate was 24% and 60%, respectively. During ClearBridge Small Cap Value Fund’s and ClearBridge Small Cap Fund’s most recent fiscal year, each Fund’s portfolio turnover rate was 30% and 37%, respectively.

Historic Investment Performance of Each Fund

After the Reorganization, each Acquiring Fund will be the accounting survivor. This means that each Acquiring Fund will retain its historical investment performance and returns.

The charts and tables below provide some indication of the risks of investing in each Target Fund and each Acquiring Fund by showing changes in each Fund’s performance from year to year, and by comparing each Fund’s returns with those of a broad measure of market performance. Sales charges and taxes are not reflected in the returns in the bar charts. If sales charges and taxes were reflected, the returns would be lower than those shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.

Please remember that past performance is not necessarily an indication of future results. It is possible to lose money on an investment in any of the Funds. A Fund may not achieve its investment objective. Each Fund’s performance after the period shown may differ significantly from its performance during such period. No assurance can be given that an Acquiring Fund will achieve any particular level of performance after the Reorganization. Each Fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the Fund at 6LM-FUND/656-3863.

Annual Performance

The chart below shows changes in the performance of ClearBridge All Cap Value Fund’s Class C shares.

Total returns (%)

Before taxes

Calendar Years ended December 31

 Best Quarter (12/31/2020): 19.81  Worst Quarter (3/31/2020): (32.11)

 Year-to-date performance through March 31, 2024 was 11.50% for ClearBridge All Cap Value Fund’s Class C shares.

* * * * *

The chart below shows changes in the performance of ClearBridge Value Fund’s Class C shares.

Total returns (%)

Before taxes

Calendar Years ended December 31

 Best Quarter (12/31/2020): 25.71  Worst Quarter (3/31/2020): (30.58)

 Year-to-date performance through March 31, 2024 was 10.14% for ClearBridge Value Fund’s Class C shares.

* * * * *

The chart below shows changes in the performance of ClearBridge Small Cap Value Fund’s Class C shares.

Total returns (%)

Before taxes

Calendar Years ended December 31

 Best Quarter (12/31/2020): 29.52  Worst Quarter (3/31/2020): (40.20)

 Year-to-date performance through March 31, 2024 was 3.04% for ClearBridge Small Cap Value Fund’s Class C shares.

* * * * *

The chart below shows changes in the performance of ClearBridge Small Cap Fund’s Class C shares.

Total returns (%)

Before taxes

Calendar Years ended December 31

 Best Quarter (12/31/2020): 29.81  Worst Quarter (3/31/2020): (38.84)

 Year-to-date performance through March 31, 2024 was 2.92% for ClearBridge Small Cap Fund’s Class C shares.

Average Annual Total Returns

ClearBridge All Cap Value Fund

The following table provides some indication of the risks of investing in ClearBridge All Cap Value Fund. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and an average. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (%)

(for periods ended December 31, 2023)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class C
Return before taxes	12.16	9.22	6.05
Return after taxes on distributions	10.86	7.73	3.80
Return after taxes on distributions and sale of fund shares	8.09	7.18	4.37
Other Classes (Return before taxes only)
Class A	7.60	8.61	6.11

Class I	14.21	10.28	7.14
Class IS	14.40	10.38	N/A	6.82	09/15/2017
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)[1]	11.66	10.84	8.28
Lipper Multi-Cap Value Fund Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	12.54	11.42	8.06

1 For Class IS shares, for the period from the class’ inception date to December 31, 2023, the average annual total return of the Russell 3000 Value Index was 8.09%.

2 For Class IS shares, for the period from the class’ inception date to December 31, 2023, the average annual total return of the Lipper Multi-Cap Value Fund Average was 8.45%.

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

ClearBridge Value Fund

The following table provides some indication of the risks of investing in ClearBridge Value Fund. The table shows the average annual total returns of Class A, C, I and IS shares of the Fund and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (%)

(for periods ended December 31, 2023)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class C
Return before taxes	17.57	14.31	8.78
Return after taxes on distributions	14.34	11.92	7.58
Return after taxes on distributions and sale of fund shares	12.38	11.04	6.94
Other Classes (Return before taxes only)
Class A	12.84	13.78	8.90
Class I	19.67	15.41	9.80
Class IS	19.77	N/A	N/A	10.40	06/03/2022
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)[1]	11.46	10.91	8.40

1 For Class IS shares, for the period from the class’ inception date to December 31, 2023, the average annual total return of the Russell 1000 Value Index was 5.31%.

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

ClearBridge Small Cap Value Fund

The following table provides some indication of the risks of investing in ClearBridge Small Cap Value Fund. The table shows the average annual total returns of each class of the Fund that has been in operation for at least one full calendar year and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

	1 Year	5 Year	10 Year
Class C
Return before taxes	12.71	9.29	4.07
Return after taxes on distributions	12.54	7.88	1.66
Return after taxes on distributions and sale of fund shares	7.64	7.20	2.65
Other Classes (Return before taxes only)
Class A	8.16	8.76	4.18
Class I	14.86	10.43	5.16
Class IS	15.01	10.54	5.27
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	14.65	10.00	6.76

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

ClearBridge Small Cap Fund

The following table provides some indication of the risks of investing in ClearBridge Small Cap Fund. The table shows the average annual total returns of Class A, C, I and IS shares of the Fund and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (%)

(for periods ended December 31, 2023)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class C
Return before taxes	15.02	7.48	6.31
Return after taxes on distributions	14.50	6.06	4.38
Return after taxes on distributions and sale of fund shares	9.22	5.59	4.52
Other Classes (Return before taxes only)
Class A	10.47	7.00	6.49
Class I	17.15	8.52	7.35
Class IS	17.26	8.65	N/A	6.59	09/08/2017
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)[1]	16.93	9.97	7.16

1 For Class IS shares, for the period from the class’ inception date to December 31, 2023, the average annual total return of the Russell 2000 Index was 7.49%.

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

Management of the Funds

Trustees

The Funds are part of the Franklin Templeton Funds complex. The following individuals comprise the Board of Trustees of both the Target Trust and the Acquiring Trust: Andrew L. Breech, Stephen R. Gross, Susan M. Heilbron, Arnold L. Lehman, Robin J.W. Masters, Ken Miller, G. Peter O’Brien, Thomas F. Schlafly, and Jane Trust. For more information about the Trustees and officers of the Target Trust and the Acquiring Trust, please see the applicable Fund’s SAI.

Investment Adviser and Subadvisers

FTFA serves as the investment adviser to each Target Fund and each Acquiring Fund.

ClearBridge Investments, LLC (“ClearBridge”) is each Fund’s investment subadviser and provides the day-to-day portfolio management of a Fund, except for any portion a Fund’s cash and short-term instruments that is allocated to Western Asset Management Company, LLC (“Western Asset”) for management.

Upon completion of a Reorganization, FTFA will continue to serve as the investment adviser and ClearBridge and Western Asset will continue to serve as subadvisers to each combined Fund.

Portfolio Managers

Reed Cassady, Albert Grosman, and Sam Peters serve as portfolio managers of ClearBridge All Cap Value Fund. Reed Cassady and Sam Peters also serve as portfolio managers of ClearBridge Value Fund along with Jean Yu. Upon completion of the Reorganization, Reed Cassady, Sam Peters, and Jean Yu will continue to serve as the portfolio managers for ClearBridge Value Fund. Please see “Additional Information About Each Acquiring Fund” in Appendix A and the SAI.

Albert Grosman and Brian Lund serve as portfolio managers of both ClearBridge Small Cap Value Fund and ClearBridge Small Cap Fund. Upon completion of the Reorganization, Messrs. Grosman and Lund will continue to serve as the portfolio managers for ClearBridge Small Cap Fund. Please see “Additional Information About Each Acquiring Fund” in Appendix A and the SAI.

Shareholder Information Regarding Share Classes, Dividends, Purchases, and Redemptions

Shareholders of a Target Fund will receive Class A, C, I or IS shares of the corresponding Acquiring Fund, respectively, in return for their Class A, C, I or IS shares of the Target Fund. Shareholder policies and procedures, including exchange rights and distribution, purchase, and redemption procedures, are identical for all of the Funds. Please see “Additional Information about Each Acquiring Fund” in Appendix A and the SAI.

U.S. Federal Income Tax Consequences of the Reorganization

It is expected that the Reorganization of each Target Fund into each Acquiring Fund will be a “reorganization” for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by either Target Fund or its shareholders directly as a result of the Reorganization. At any time before the consummation of the Reorganization, a shareholder may redeem shares. Such a redemption would generally result in recognition of gain or loss to such shareholder for federal income tax purposes. A portion of the portfolio assets of each Target Fund may be sold in connection with its Reorganization. Any such sales that occur prior to the applicable Reorganization might result in a taxable distribution of gains to the applicable Target Fund’s shareholders. If a Target Fund’s portfolio assets are sold following a Reorganization, the corresponding Acquiring Fund might need to make taxable distributions to its shareholders (which, as a result of the Reorganization, would presumably include shareholders of the applicable Target Fund). Certain other tax consequences are discussed below under “Information About Each Reorganization — Federal Income Tax Consequences.”

PRINCIPAL RISKS OF EACH FUND

Because each Target Fund and its corresponding Acquiring Fund have similar investment objectives and strategies, the risks of investing in an Acquiring Fund are generally similar to the risks of investing in the corresponding Target Fund.

Because ClearBridge All Cap Value Fund and ClearBridge Value Fund (the “Value Funds”) have similar investment objectives and principal investment strategies, they are subject to similar principal risks. Each of the Value Funds identifies the following as being principal risks of the Fund: stock market and equity securities risk, market events risk, industry or sector focus risk, value investing risk, issuer risk, illiquidity risk, portfolio management risk, foreign investments risk, large capitalization company risk, and small and mid-capitalization company risk, along with certain other risks that are applicable to the Funds as noted below. As described above, ClearBridge Value Fund has more flexibility to invest in foreign investments and in emerging markets issuers, and therefore could be subject to potentially greater risk of foreign investments than ClearBridge All Cap Value Fund. ClearBridge Value Fund held 13.08% in foreign investments as of March 31, 2024, in comparison to ClearBridge All Cap Value Fund which held 13.80% in foreign investments as of that date. ClearBridge Value Fund is also subject to the risk of investing in fewer issuers; this risk is not identified as a principal risk of ClearBridge All Cap Value Fund. ClearBridge All Cap Value Fund also has a secondary investment objective focusing on current income and therefore is subject to dividend-paying stock risk. This risk is not identified as a principal risk of ClearBridge Value Fund.

Because ClearBridge Small Cap Value Fund and ClearBridge Small Cap Fund (the “Small Cap Funds”) have similar investment objectives and principal investment strategies, they are subject to similar risks. Each of the Small Cap Funds identifies the following as being principal risks of the Fund: stock market and equity securities risk, market events risk, industry or sector focus risk, value investing risk, issuer risk, illiquidity risk, portfolio management risk, foreign investments risk, small -capitalization company risk and valuation risk, along with certain other risks that are applicable to the Funds as noted below. As described above, ClearBridge Small Cap Fund has more flexibility to invest in foreign investments and in emerging markets issuers, and therefore could be subject to potentially greater risk of foreign investments than ClearBridge Small Cap Value Fund. ClearBridge Small Cap Fund held 6.98% in foreign investments as of March 31, 2024, in comparison to ClearBridge Small Cap Value Fund which held 5.27% in foreign investments as of that date. In addition, although both Funds have the flexibility to invest in real estate investment trusts (REITs), only ClearBridge Small Cap Value Fund lists REITs risk as a principal investment risk of the Fund. Both Funds are subject to industry or sector focus risk, but ClearBridge Small Cap Value Fund also specifically identifies financial services sector risk as a principal risk. The ClearBridge Small Cap Value Fund held 27.17% in the financial services sector as of March 31, 2024, in comparison to the ClearBridge Small Cap Fund which held 16.34% in the financial services sector as of that date.

Each of the Acquiring Funds also has a strategy to focus on “special situations” companies as described above, and therefore has identified “Special risks of companies undergoing reorganization, restructuring or a spin-off” as a principal risk as described below.

Risk is inherent in all investing. The value of your investment in each Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency.

The following is a summary description of the risks identified as principal risks of the Funds.

•

Stock market and equity securities risk (All Funds). The stock markets are volatile and the market prices of equity securities held by the Fund may decline generally. Equity securities may include exchange-traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests, warrants, rights, securities convertible into equity securities, and shares of other investment companies, including exchange-traded funds, and of real estate investment trusts. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The market price of a security may fluctuate in price based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. If the Fund holds equity securities in a company that becomes insolvent, the Fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the Fund may lose its entire investment.

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Market events risk (All Funds). The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

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Industry or sector focus risk (All Funds). The Fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the Fund’s investments more than the market as a whole, to the extent that the Fund may, from time to time, have greater exposure to the securities of a particular issuer or issuers within the same industry or sector.

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Financial services sector risk (ClearBridge Small Cap Value Fund only). The Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a Fund that does not focus its investments in the financial services sector. Economic downturns, credit losses, data breaches and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, and policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

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Value investing risk (All Funds). The value approach to investing involves the risk that stocks may remain undervalued for long periods, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market for an extended period while the market favors growth stocks. A value stock may not increase in price as anticipated by the subadviser if other investors fail to recognize the company’s value and bid up the price or the factors that the subadviser believes will increase the price of the security do not occur or do not have the anticipated effect. Value stocks may go in and out of favor over time and the subadviser may sell a security prior to the security realizing a gain in connection with changed market perception regarding the value of the security.

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Issuer risk (All Funds). The market price of a security held by the Fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. Historically, the prices of securities of small and medium capitalization companies have generally been more volatile than those of large capitalization companies. The Fund may experience a substantial or complete loss on an individual security.

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Illiquidity risk (All Funds). Some assets held by the Fund may be or become impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Fund may be forced to sell at a substantial loss or may not be able to sell at all.

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Portfolio management risk (All Funds). The value of your investment may decrease if the subadviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the Fund.

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Foreign investments risk (All Funds). The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries.

In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies.

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

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Emerging markets risk (Acquiring Funds only). Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the Fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

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Large capitalization company risk (Large Cap Funds, ClearBridge Small Cap Fund). Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

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Small and mid-capitalization company risk (All Funds, except that ClearBridge Small Cap Value Fund only identifies small capitalization company risk as a principal risk). The Fund will be exposed to additional risks as a result of its investments in the securities of small and mid-capitalization companies. Small and mid-capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

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Valuation risk (ClearBridge All Cap Value Fund, Small Cap Funds). The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment, which may prove to be incorrect.

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Cybersecurity risk (All Funds). Like other funds and business enterprises, the Fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information) or proprietary information, cause the Fund, the manager, the sub-administrator, the subadviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. The Fund, the manager, the sub-administrator, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund, the manager, the sub-administrator, and/or the subadviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.

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Special risks of companies undergoing reorganization, restructuring or a spin-off (Acquiring Funds only). Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the company’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility and may be difficult to value.

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Risk of investing in fewer issuers (ClearBridge Value Fund only). To the extent the Fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those issuers.

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Dividend-paying stock risk (ClearBridge All Cap Value Fund only). There is no guarantee that the issuers of the stocks held by the Fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn or other market or company-specific developments could cause a company to reduce or eliminate its dividend.

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REITs risk (ClearBridge Small Cap Value Fund only). The value of real estate investment trusts (“REITs”) may be affected by factors including the condition of the economy as a whole, changes in the value of the underlying real estate, the creditworthiness of the issuers of the investments, property taxes, interest rates, liquidity of the credit markets, poor performance by the REIT’s manager, and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Please note that there are other factors that could adversely affect your investment in a Fund and that could prevent a Fund from achieving its investment objective. More information about risks appears in each Fund’s respective statement of additional information. Before investing, you should carefully consider the risks that you will assume.

INFORMATION ABOUT EACH REORGANIZATION

General

Each Reorganization will be effected pursuant to an Agreement and Plan of Reorganization between the Target Fund and its corresponding Acquiring Fund. The form of the Agreement is attached to this Prospectus/Information Statement as Exhibit 1.

Although the term “reorganization” is used for ease of reference, the transaction is structured as a transfer of all of the assets of a Target Fund to the corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and for the issuance and delivery to the Target Fund of shares of each class of the Acquiring Fund equal in aggregate value to the net value of the assets attributable to shares of the corresponding class of the Target Fund transferred to the Acquiring Fund.

After receipt of the Reorganization Shares, a Target Fund will distribute the Reorganization Shares of each class to its shareholders of the corresponding class, in proportion to their existing shareholdings, in complete liquidation of each Target Fund, and the legal existence of each Target Fund will be terminated. Each shareholder of a Target Fund will receive a number of full and fractional Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Target Fund shares.

Prior to the date of the transfer, a Target Fund may declare a distribution to shareholders that will have the effect of distributing to shareholders all of its remaining investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

The Reorganizations are not contingent upon one another. The Reorganization involving your Fund may occur, even if the other Reorganization does not close.

Agreement and Plan of Reorganization

Each Reorganization will be governed by an Agreement, which provides that an Acquiring Fund will acquire all of the assets of the corresponding Target Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and for the issuance of Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on the Closing Date. The following discussion of each Agreement is qualified in its entirety by the full text of the Agreement.

Each Target Fund will sell all of its assets to the corresponding Acquiring Fund, and in exchange, the Acquiring Fund will assume all of the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional Reorganization Shares of each class having an aggregate net asset value equal to the value of the assets of the Target Fund attributable to shares of the corresponding class of shares of the Target Fund, less the value of the liabilities of the Target Fund assumed by the Acquiring Fund attributable to shares of such class of the Target Fund.

Immediately following the Closing Date, each Target Fund will distribute pro rata to its shareholders of record as of the close of business on the Closing Date the full and fractional Reorganization Shares received by the Target Fund, with Reorganization Shares of each class being distributed to holders of shares of the corresponding class of the Target Fund. As a result of the transaction, shareholders of each class of a Target Fund will receive a number of Reorganization Shares of the corresponding class of the corresponding Acquiring Fund equal in aggregate value at the Closing Date to the value of the Target Fund’s shares of the corresponding class held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of each Acquiring Fund in the name of such Target Fund shareholder, each account representing the respective number of full and fractional Reorganization Shares of each class due such shareholder. New certificates for Reorganization Shares will not be issued.

The consummation of each Reorganization is subject to the conditions set forth in each Agreement, certain of which may be waived as permitted under the Agreement. Each Agreement may be terminated and the Reorganization with respect to the constituent Funds abandoned at any time prior to the Closing Date, by mutual consent of the Acquiring Fund and the corresponding Target Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party. The closing of the Reorganization of a Target Fund into its corresponding Acquiring Fund is not contingent upon the closing of the other Reorganization described in this Prospectus/Information Statement.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the Reorganization of ClearBridge All Cap Value Fund and ClearBridge Value Fund and related transactions, consisting of legal, and audit and accounting expenses, are estimated to be $176,000, which will be split evenly between ClearBridge All Cap Value Fund and the Adviser or its affiliates. Such expenses to be borne by ClearBridge All Cap Value Fund are expected to total approximately $87,740, or approximately 0.005% of the Target Fund’s net assets (approximately $0.0008 per Target Fund share). It is estimated that ClearBridge All Cap Value Fund’s shareholders would start to realize certain expense benefits within approximately one month or less after the

Reorganization. Additionally, except for the trading costs associated with the liquidation described above, the fees and expenses for the Reorganization of ClearBridge Small Cap Value Fund and ClearBridge Small Cap Fund and related transactions, consisting of legal, and audit and accounting expenses, are estimated to be $148,000 which will be split evenly between ClearBridge Small Cap Value Fund and the Adviser or its affiliates. Such expenses to be borne by ClearBridge Small Cap Value Fund are expected to total approximately $39,893, or approximately 0.034% of the Target Fund’s net assets (approximately $0.006 per Target Fund share). It is estimated that ClearBridge Small Cap Value Fund’s shareholders would start to realize certain expense benefits within approximately four months after the Reorganization.

Trustees’ Considerations Relating to Each Reorganization

At a meeting of the Board held on May 2-3, 2024, the Trustees, including the Independent Trustees, considered the anticipated benefits and costs of each Reorganization from the perspective of each applicable Fund. As part of their review process, the Trustees reviewed materials provided by the Adviser and were represented by independent legal counsel to the Independent Trustees. The Trustees reviewed and considered information with respect to, among other things, the following factors: the similarities and differences between a Target Fund’s investment objectives, strategies, policies and risks in comparison to those of the corresponding Acquiring Fund, the relative sizes of a Target Fund and its corresponding Acquiring Fund, the comparative performance records of a Target Fund and its corresponding Acquiring Fund, a comparison of the Fund service providers of a Target Fund and its corresponding Acquiring Fund, the comparative expenses (including management fees, distribution fees, and other operating expenses) of a Target Fund and its corresponding Acquiring Fund (including pro forma expense information of each Acquiring Fund following the Reorganization), and information regarding the potential tax impact of the proposed Reorganization.

Investment matters. The Trustees considered that each Target Fund and the applicable Acquiring Fund have similar investment objectives and investment strategies. ClearBridge All Cap Value Fund seeks long-term capital growth, with current income as a secondary consideration, and ClearBridge Value Fund also seeks long-term growth of capital. ClearBridge Small Cap Value Fund seeks long-term capital growth, while ClearBridge Small Cap Fund seeks capital appreciation. The Trustees reviewed the differences in principal investment policies and strategies and related risks between each applicable Fund. The Trustees considered the Adviser’s statement generally that each Reorganization would provide shareholders of a Target Fund with an immediate benefit through a larger, more scalable Fund while continuing to pursue a similar investment strategy. The Trustees also considered that each Fund’s fundamental policies are identical.

Asset size. The Trustees considered information about the comparative size of each Target Fund and its corresponding Acquiring Fund and noted that the combined Fund would benefit from a larger asset base and potential economies of scale.

Performance. The Trustees reviewed the historical performance of each Fund and considered each Fund’s performance relative to that of its peer group and to that of peers. The Trustees also compared the historical performance of each Target Fund with that of its corresponding Acquiring Fund.

Management and other fund service providers. The Trustees considered that FTFA serves as the manager of each Target Fund and its corresponding Acquiring Fund, and that ClearBridge Investments LLC and Western Asset serve as the subadvisers of each Fund. The Trustees noted that there were no material differences between the management or subadvisory agreements between a Target Fund and its corresponding Acquiring Fund or in the expected quality or types of management and subadvisory services provided to the Funds. The Trustees considered the experience and qualifications of the portfolio managers of each Fund, noting that there was substantial overlap in portfolio managers of ClearBridge All Cap Value Fund and ClearBridge Value Fund, and that the portfolio managers of ClearBridge Small Cap Value Fund and ClearBridge Small Cap Fund were the same. The Trustees further considered that each Fund had the same service providers, including the same distributor, custodian and fund transfer agent.

Management fees. The Trustees considered that, upon consummation of the Reorganization, each Acquiring Fund was expected to have a lower effective management fee rate than the corresponding Target Fund, and that the management fee rate of each Acquiring Fund will be the same or lower at all asset levels than those of the corresponding Target Fund.

Fund expenses. FTFA informed the Trustees that, as a result of each Reorganization, each class of shares of the combined Fund is expected to have the same or lower total expense ratio than the current total expense ratio of the corresponding class of shares of the Target Fund. The Trustees also considered that the procedures, transaction fees, and charges for purchases, exchanges, and redemptions of shares of all Funds are the same and that all Funds offer the same investor services and options to shareholders. The Trustees also considered the existing expense limitation agreements of each Fund. The Trustees noted that the Adviser agreed to an expense limitation arrangement for each Acquiring Fund whereby the Adviser would waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses), so that the ratio of total annual Fund operating expenses would not exceed certain levels through December 31, 2026, subject to recapture under certain circumstances.

Tax matters. The Trustees considered that each Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes and that, as a result, shareholders of each Fund are not expected to recognize any gain or loss for U.S. federal income tax purposes directly as a result of a Reorganization. The Trustees also considered each Fund’s gain and loss positions for tax purposes and potential limitations on the ability of a combined Fund to carry forward capital losses, if any, and use them to offset future gains.

Costs of the proposed Reorganizations. The Trustees considered the expected costs of each proposed Reorganization, including that costs and expenses arising from each Reorganization will be split evenly between the respective Target Fund and FTFA or one of its affiliates, except that costs of repositioning a Fund’s portfolio, including brokerage commissions and other transaction costs will be borne by the Fund directly incurring them. The Trustees concluded that the costs of the Reorganization to be incurred by the respective Target Fund did not outweigh the potential benefits to the Target Fund shareholders resulting from the Reorganization. The Trustees considered that, although no repositioning of the portfolio of a Target Fund or an Acquiring Fund was necessary in order to effect its Reorganization, sales of a portion of the portfolio securities held by ClearBridge All Cap Value Fund and ClearBridge Small Cap Value were expected to be made by ClearBridge Value Fund and ClearBridge Small Cap Fund, respectively, following its Reorganization and were expected to result in transaction costs of approximately $202,000 and $6,400, respectively, or approximately $0.0115 per share and $0.0004 per share (estimated as of March 31, 2024). The Trustees also considered that, based on estimates as of March 31, 2024, $226,752,211 and $7,188,957 in net capital gains were expected to be realized by ClearBridge Value Fund and ClearBridge Small Cap Fund, respectively, in connection with the sale of such securities.

Terms and conditions of the Agreement. The Trustees considered the terms and conditions of each Agreement and whether the Reorganization would result in dilution of the interests of shareholders of the Target Fund or the Acquiring Fund.

Form of organization. The Trustees considered that each Fund is a series of a Maryland statutory trust, and that each Trust has a substantially similar Declaration of Trust and related organization documents, and, therefore, no change in shareholder rights was expected as a result of the Reorganization. The Trustees also considered that each Fund is subject to the supervision of the same Board of Trustees.

Alternatives to the Reorganization. The Trustees considered potential alternatives to the Reorganizations, including, in the case of ClearBridge Small Cap Value Fund, that it had limited prospects for future sales and long-term viability, and any liquidation of the Fund would subject shareholders to tax consequences.

Potential conflicts of interest. The Trustees considered information regarding potential benefits of a Reorganization to the Adviser and their respective affiliates and whether such benefits raised any potential conflicts of interest.

After consideration of the above factors and such information as the Board deemed relevant, the Trustees, including the Independent Trustees, separately on behalf of each Fund, unanimously approved each Reorganization and Agreement. In this connection, the Trustees concluded that a Target Fund’s participation in the transaction would be in the best interests of the Target Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of the Target Fund. The Trustees also determined that each Reorganization was in the best interest of the respective Acquiring Fund and that a Reorganization would not result in a dilution of the interests of those shareholders.

Description of the Reorganization Shares

Reorganization Shares will be issued to a Target Fund’s shareholders in accordance with the procedures under the Agreement as described above. The Reorganization Shares are Class A, Class C, Class I, and Class IS shares of the applicable Acquiring Fund. A Target Fund’s shareholders receiving Reorganization Shares will not pay an initial sales charge on such shares. Each class of Reorganization Shares has the same characteristics as shares of the corresponding class of the Target Fund. Your Reorganization Shares will be subject to a contingent deferred sales charge to the same extent that your Target Fund shares were so subject. In other words, your Reorganization Shares will be treated as having been purchased on the date you purchased your Target Fund shares and for the price you originally paid. For more information on the characteristics of each class of Reorganization Shares, please see “Additional Information About Each Acquiring Fund” in Appendix A and the SAI.

U.S. Federal Income Tax Consequences

Each of the Reorganizations is conditioned upon the receipt by the parties to the Agreement of an opinion from Morgan, Lewis & Bockius LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, as further described below, for federal income tax purposes:

(i) The acquisition by the applicable Acquiring Fund of all of the assets of the corresponding Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund and the termination of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) The Target Fund will not recognize gain or loss upon the transfer of all of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, or upon the distribution by the Target Fund to the Target Fund’s shareholders of the shares of the Acquiring Fund in liquidation of Target Fund, except for: (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(iii) Shareholders of the Target Fund will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Target Fund pursuant to the Reorganization;

(iv) The aggregate tax basis of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held the shares of the Target Fund as capital assets at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(vii) The tax basis of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquiring Fund on the transfer; and

(viii) The holding period of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such asset (expect where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

Each opinion will be based on certain factual certifications made by officers of the applicable Target Fund and corresponding Acquiring Fund and will also be based on customary assumptions. No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with either Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Additional Tax Considerations

Upon consummation of a Reorganization, the tax attributes of the Target Fund and its corresponding Acquiring Fund will be shared by the applicable surviving combined Fund, subject to various limitations.

A Reorganization may result in a number of different limitations on the applicable Acquiring Fund’s ability to use realized and unrealized losses of the corresponding Target Fund or the Acquiring Fund. In the taxable year of the Acquiring Fund in which the Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards of the Target Fund (including from the Target Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for the taxable year, based on the number of days remaining after the Closing Date in such taxable year.

A Reorganization may also result in limitations on the applicable Acquiring Fund’s ability, following the Reorganization, to use capital loss carryforwards of the corresponding Target Fund (including carryforwards generated in the tax year of the Target Fund ending on the Closing Date). Those limitations may apply if the shareholders of the Target Fund own less than 50% of the combined fund immediately after the Reorganization and would be imposed on an annual basis. A Reorganization may result in limitations on the applicable Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of the corresponding Target Fund’s assets on the Closing Date. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Target Fund’s losses for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may also be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

A Reorganization may result in limitations on the applicable Acquiring Fund’s ability, after the Reorganization, to use capital loss carryforwards of the Acquiring Fund, a portion of any losses recognized by the Acquiring Fund in its tax year that includes the Reorganization, and potentially on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets immediately prior to the Reorganization. These limitations may apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization.

If an Acquiring Fund or the corresponding Target Fund has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the Acquiring Fund, after the Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.

As a result of a Reorganization, losses and loss carryforwards will benefit the shareholders of the applicable combined Acquiring Fund, rather than the shareholders of the fund that incurred them. As a result of these rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of a Reorganization than they would have if the Reorganization did not occur.

As of March 31, 2024, ClearBridge All Cap Value Fund had net realized gains of approximately $49.1 million year to date, equal to approximately 3.01% of its net assets and net unrealized appreciation of $512.7 million, equal to approximately 31.43% of its net assets. As of that date, ClearBridge Value Fund had net realized gains of approximately $94.7 million year to date, equal to approximately 4.19% of its net assets and net unrealized appreciation of $642.2 million, equal to approximately 28.39% of its net assets. As of that date, neither fund has a capital loss carryforward.

ClearBridge Small Cap Value Fund had net realized losses of approximately $1.1 million year to date, equal to approximately 0.90% of its net assets and net unrealized appreciation of $24.5 million, equal to approximately 20.82% of its net assets. ClearBridge Small Cap Fund had net realized gains of approximately $9.3 million year to date, equal to approximately 1.00% of its net assets and net unrealized appreciation of $203.2 million, equal to approximately 22.03% of its net assets. ClearBridge Small Cap Value Fund had capital loss carryforwards equal to approximately $1.1 million, or 0.90% of its net assets.

Since the Reorganizations are not expected to close until on or around August or September 2024, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the applicable Closing Date. The ability of any fund to use capital losses to offset gains (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses. A portion of the portfolio assets of each Target Fund is expected be sold in connection with its Reorganization. The actual tax impact of such sales will depend on the difference between the prices at which the portfolio assets are sold and basis of the Target Fund in the assets. If the assets are sold by a Target Fund before the Reorganization, any net capital gains recognized in these sales, as reduced by any available capital losses, including in the form of carryforwards, will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses), and such distributions will be taxable to such shareholders. Because each Reorganization will end the tax year of a Target Fund, the Reorganization could accelerate distributions to shareholders from the Target Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the Reorganization. If such assets are sold after the Reorganization, any net capital gains will be distributed to shareholders of the applicable Acquiring Fund, including existing shareholders and shareholders of the Target Fund who become shareholders of the Acquiring Fund as a result of the Reorganization. If portfolio assets formerly belonging to a Target Fund are sold by the corresponding Acquiring Fund after the applicable Reorganization, capital gains from the sales might be offset to a substantially lesser degree by capital losses than if the assets had been sold by the Target Fund before the Reorganization, due to the loss limitation rules described above. Management of each Fund currently expects that such sales generally will occur after each Reorganization.

No Shareholder Proxies will be Solicited

FTFA also advised the Board that each Trust’s Declaration of Trust, By-laws, and Maryland state law do not require shareholder approval of either Reorganization. Moreover, FTFA advised the Board that Rule 17a-8 under the 1940 Act allows for the consummation of each Reorganization without the need for shareholder approval because there is no material difference between the investment policies that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities of a Target Fund and its corresponding Acquiring Fund, and there is no material difference between the advisory contract of a Target Fund and its corresponding Acquiring Fund.

The Board, including the Independent Trustees, determined that each Reorganization would be in the best interests of the respective Target Fund and the corresponding Acquiring Fund and that the interests of a Target Fund’s and an Acquiring Fund’s shareholders would not be diluted as a result of a Reorganization. The Board voted to approve each Reorganization. In addition, the Board determined that, because applicable legal requirements do not require shareholder approval under these circumstances, each Target Fund’s shareholders would not be asked to vote on the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

Each Target Fund is a series of the Target Trust, a Maryland statutory trust. Each Acquiring Fund is a series of the Acquiring Trust, a Maryland statutory trust. Each of the Target Trust and the Acquiring Trust are organized pursuant to a Declaration of Trust that contains substantially similar provisions. A discussion of certain provisions of the Declaration of Trust of the Acquiring Trust is set forth in Appendix B.

Capitalization1

The following table sets forth the capitalization of each Fund as of March 31, 2024. The table also sets forth the pro forma combined capitalization of the combined Fund as if each Reorganization had occurred on the same date. If a Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Funds between March 31, 2024 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period:

(Unaudited) Net Assets	ClearBridge All Cap Value Fund	ClearBridge Value Fund	Pro Forma Adjustment[2]	Combined Fund
Class A	$1,587,448,040	$1,743,783,664	$(241,104)(a)(b)	$3,330,990,600
Class C	$6,320,921	$50,370,719	$(4,838)(a)(b)	$56,686,802
Class I	$32,787,576	$450,228,324	$(41,970)(a)(b)	$482,973,930
Class IS	$4,841,085	$4,653,448	$(676)(a)(b)	$9,493,857
Class FI	N/A	$9,172,505	$(819)(b)	$9,171,686
Class R	N/A	$3,729,764	$(333)(b)	$3,729,431
Total Net Assets	$1,631,397,622	$2,261,938,424	$(289,740)	$3,893,046,306

Shares Outstanding
Class A	107,274,906	17,462,375	15,896,815(c)	33,359,190
Class C	526,033	519,993	65,253(c)	585,246
Class I	2,025,258	3,513,620	255,877(c)	3,769,497
Class IS	299,512	36,321	37,786(c)	74,107
Class FI	N/A	75,018	-	75,018
Class R	N/A	30,965	-	30,965

Net Asset Value Per Share
Class A	$14.80	$99.86	-	$99.85
Class C	$12.02	$96.87	-	$96.86
Class I	$16.19	$128.14	-	$128.13
Class IS	$16.16	$128.12	-	$128.11
Class FI	N/A	$122.27	-	$122.26
Class R	N/A	$120.45	-	$120.44

(a) Reflects adjustment for estimated reorganization costs of $88,000 allocated to the Target Fund, net of expense waivers of $260.

(b) Reflects adjustment for estimated transaction costs of $202,000.

(c) Reflects adjustment to the number of shares outstanding due to the Reorganization.

(Unaudited) Net Assets	ClearBridge Small Cap Value Fund	ClearBridge Small Cap Fund	Pro Forma Adjustment[2]	Combined Fund
Class A	$100,780,688	$387,943,534	$(36,909)(a)(b)	$488,687,313
Class C	$3,185,990	$13,815,065	$(1,178)(a)(b)	$16,999,877
Class I	$11,940,982	$440,590,878	$(7,111)(a)(b)	$452,524,749
Class IS	$1,586,631	$73,777,187	$(1,051)(a)(b)	$75,362,767
Class FI	N/A	$2,486,950	$(17)(b)	$2,486,933
Class R	N/A	$3,955,655	$(27)(b)	$3,955,628
Total Net Assets	$117,494,291	$922,569,269	$(46,293)	$1,040,017,267

Shares Outstanding
Class A	5,453,586	9,663,890	2,510,504(c)	12,174,394
Class C	253,962	383,767	88,503(c)	472,270
Class I	574,973	6,396,862	173,369(c)	6,570,231
Class IS	76,068	1,067,284	22,953(c)	1,090,237
Class FI	N/A	38,792	-	38,792
Class R	N/A	64,144	-	64,144

Net Asset Value Per Share
Class A	$18.48	$40.14	-	$40.14
Class C	$12.55	$36.00	-	$36.00
Class I	$20.77	$68.88	-	$68.88
Class IS	$20.86	$69.13	-	$69.13
Class FI	N/A	$64.11	-	$64.11
Class R	N/A	$61.67	-	$61.67

(a) Reflects adjustment for estimated reorganization costs of $74,000 allocated to the Target Fund, net of expense waivers of $34,107.

(b) Reflects adjustment for estimated transaction costs of $6,400.

(c) Reflects adjustment to the number of shares outstanding due to the Reorganization.

1 Assumes the Reorganization had been consummated on March 31, 2024 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the corresponding Target Fund on the Closing Date, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that will be received by the shareholders of a Target Fund on or after such date.

2 Holders of each class of a Target Fund will receive the corresponding class of shares of the corresponding Acquiring Fund.

The capitalization of each Fund and, consequently, the pro forma capitalization of the combined Fund, is likely to be different at the effective time of completion of each Reorganization as a result of market movements and daily share purchase and redemption activities, as well as the effect of other ongoing operations of each Fund prior to completion of the Reorganization.

OTHER INFORMATION

This section provides information on a number of topics relating to the Prospectus/Information Statement.

Fiscal Year End

Each Target Fund has a September 30th fiscal year end. Each Acquiring Fund has an October 31st fiscal year end.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Funds’ independent registered public accounting firm.

Interests of Certain Persons

As of [May 31, 2024], the Trustees and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of a Fund.

To the best of the knowledge of the applicable Trust, the following shareholders owned of record 5% or more of the outstanding shares of a Target Fund and an Acquiring Fund as of the close of business on [May 31, 2024] (those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class):

Class	Name and Address	Percent of Class (%)	Percentage Owned Assuming Completion of Reorganization
ClearBridge All Cap Value Fund
[ ]	[ ]	[ ]	[ ]
ClearBridge Small Cap Value Fund
[ ]	[ ]	[ ]	[ ]
ClearBridge Value Fund
[ ]	[ ]	[ ]	[ ]
ClearBridge Small Cap Fund
[ ]	[ ]	[ ]	[ ]

Obtaining Information from the SEC

Each Fund is subject to the informational requirements of the Securities Act of 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with the SEC.

The reports and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by each Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is incorporated by reference into the Fund’s statement of additional information and is included in the Fund’s annual report. Each Fund’s annual report is available upon request by calling toll-free 6LM-FUND/656-3863 or via the following hyperlinks:

ClearBridge All Cap Value Fund:

https://www.sec.gov/Archives/edgar/data/880366/000119312523285994/d552730dncsr.htm ;

ClearBridge Small Cap Value Fund:

https://www.sec.gov/Archives/edgar/data/880366/000119312523286007/d528858dncsr.htm ;

ClearBridge Value Fund:

https://www.sec.gov/Archives/edgar/data/1474103/000119312524001130/d518595dncsr.htm ; and

ClearBridge Small Cap Fund:

http://www.sec.gov/Archives/edgar/data/1474103/000119312524001096/d568180dncsr.htm .

ClearBridge All Cap Value Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:					
Class A Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.78	$14.98	$10.98	$12.73	$14.81
Income (loss) from operations:					
Net investment income	0.14	0.13	0.18	0.19	0.16
Net realized and unrealized gain (loss)	1.73	(1.66)	4.37	(1.75)	(0.78)
Total income (loss) from operations	*1.87*	*(1.53)*	*4.55*	*(1.56)*	*(0.62)*
Less distributions from:					
Net investment income	(0.16)	(0.18)	(0.18)	(0.19)	(0.10)
Net realized gains	(0.75)	(1.49)	(0.37)	—	(1.36)
Total distributions	*(0.91)*	*(1.67)*	*(0.55)*	*(0.19)*	*(1.46)*
Net asset value, end of year	$12.74	$11.78	$14.98	$10.98	$12.73
Total return[2]	*15.99%*	*(11.76)%*	*42.55%*	*(12.50)%*	*(3.41)%[3]*
Net assets, end of year (millions)	$1,369	$1,276	$1,552	$1,184	$1,510
Ratios to average net assets:					
Gross expenses	1.15%[4]	1.14%	1.16%	1.20%	1.16%
Net expenses[5,6]	1.11[4]	1.12	1.13	1.16	1.13
Net investment income	1.07	0.91	1.32	1.61	1.25
Portfolio turnover rate	**24%**	**28%**	**28%**	**20%**	**14%**

[1] Per share amounts have been calculated using the average shares method.

[2] Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3] The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (3.48)% for the year ended September 30, 2019.

[4] Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would not have changed for the year ended September 30, 2023.

[5] Reflects fee waivers and/or expense reimbursements.

ClearBridge Small Cap Value Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:					
Class A Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.52	$19.34	$12.19	$15.97	$20.11
Income (loss) from operations:					
Net investment income	0.13	0.03	0.08	0.07	0.10
Net realized and unrealized gain (loss)	2.25	(2.82)	7.12	(2.91)	(2.23)
Total income (loss) from operations	***2.38***	***(2.79)***	***7.20***	***(2.84)***	***(2.13)***
Less distributions from:					
Net investment income	(0.04)	(0.06)	(0.05)	(0.15)	(0.04)
Net realized gains	(1.55)	(0.97)	—	(0.79)	(1.97)
Total distributions	***(1.59)***	***(1.03)***	***(0.05)***	***(0.94)***	***(2.01)***
Net asset value, end of year	$16.31	$15.52	$19.34	$12.19	$15.97
Total return[2]	***15.54%***	***(15.44)%***	***59.21%***	***(19.11)%***	***(10.01)%***
Net assets, end of year (000s)	$93,222	$86,554	$108,421	$75,068	$105,726
Ratios to average net assets:					
Gross expenses	1.36%	1.37%	1.38%	1.45%	1.39%
Net expenses[3,4]	1.31	1.34	1.34	1.35	1.35
Net investment income	0.79	0.17	0.43	0.54	0.61
Portfolio turnover rate	**30%**	**44%**	**53%**	**43%**	**88%**

[1] Per share amounts have been calculated using the average shares method.

[2] Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3] As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees' consent. In addition, the manager has agreed to waive the Fund's management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4] Reflects fee waivers and/or expense reimbursements.

ClearBridge Small Cap Value Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:					
Class C Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.04	$14.09	$8.94	$11.89	$15.61
Income (loss) from operations:					
Net investment income (loss)	0.01	(0.08)	(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	1.60	(2.00)	5.23	(2.14)	(1.73)
Total income (loss) from operations	***1.61***	***(2.08)***	***5.19***	***(2.16)***	***(1.75)***
Less distributions from:					
Net investment income	—	—	(0.04)	—	—
Net realized gains	(1.55)	(0.97)	—	(0.79)	(1.97)
Total distributions	***(1.55)***	***(0.97)***	***(0.04)***	***(0.79)***	***(1.97)***
Net asset value, end of year	$11.10	$11.04	$14.09	$8.94	$11.89
Total return[2]	***14.74%***	***(16.08)%***	***58.14%***	***(19.71)%***	***(10.57)%***
Net assets, end of year (000s)	$2,811	$2,602	$3,325	$3,490	$6,183
Ratios to average net assets:					
Gross expenses	2.10%	2.15%	2.14%	2.13%	2.02%
Net expenses[3,4]	2.05	2.10	2.10	2.05	1.99
Net investment income (loss)	0.05	(0.59)	(0.34)	(0.18)	(0.19)
Portfolio turnover rate	**30%**	**44%**	**53%**	**43%**	**88%**

[1] Per share amounts have been calculated using the average shares method.

[2] Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3] As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees' consent. In addition, the manager has agreed to waive the Fund's management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4] Reflects fee waivers and/or expense reimbursements.

ClearBridge Small Cap Value Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:					
Class I Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$17.27	$21.41	$13.45	$17.52	$21.83
Income (loss) from operations:					
Net investment income	0.20	0.11	0.16	0.13	0.16
Net realized and unrealized gain (loss)	2.51	(3.14)	7.87	(3.20)	(2.41)
Total income (loss) from operations	***2.71***	***(3.03)***	***8.03***	***(3.07)***	***(2.25)***
Less distributions from:					
Net investment income	(0.09)	(0.14)	(0.07)	(0.21)	(0.09)
Net realized gains	(1.55)	(0.97)	—	(0.79)	(1.97)
Total distributions	***(1.64)***	***(1.11)***	***(0.07)***	***(1.00)***	***(2.06)***
Net asset value, end of year	$18.34	$17.27	$21.41	$13.45	$17.52
Total return[2]	***15.90%***	***(15.12)%***	***59.80%***	***(18.84)%***	***(9.74)%***
Net assets, end of year (000s)	$10,560	$10,018	$8,851	$4,517	$6,967
Ratios to average net assets:					
Gross expenses	1.06%	1.07%	1.04%	1.10%	1.03%
Net expenses[3,4]	1.00	1.00	1.00	1.00	1.00
Net investment income	1.10	0.53	0.79	0.88	0.92
Portfolio turnover rate	**30%**	**44%**	**53%**	**43%**	**88%**

1 Per share amounts have been calculated using the average shares method.

2 Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3 As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees' consent. In addition, the manager has agreed to waive the Fund's management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

4 Reflects fee waivers and/or expense reimbursements.

ClearBridge Small Cap Value Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:					
Class IS Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$17.34	$21.50	$13.49	$17.57	$21.89
Income (loss) from operations:					
Net investment income	0.17	0.13	0.17	0.15	0.18
Net realized and unrealized gain (loss)	2.57	(3.16)	7.91	(3.22)	(2.42)
Total income (loss) from operations	***2.74***	***(3.03)***	***8.08***	***(3.07)***	***(2.24)***
Less distributions from:					
Net investment income	(0.11)	(0.16)	(0.07)	(0.22)	(0.11)
Net realized gains	(1.55)	(0.97)	—	(0.79)	(1.97)
Total distributions	***(1.66)***	***(1.13)***	***(0.07)***	***(1.01)***	***(2.08)***
Net asset value, end of year	$18.42	$17.34	$21.50	$13.49	$17.57
Total return[2]	***16.01%***	***(15.07)%***	***60.03%***	***(18.76)%***	***(9.67)%***
Net assets, end of year (000s)	$1,201	$5,985	$6,733	$3,601	$4,500
Ratios to average net assets:					
Gross expenses	0.98%	0.95%	0.97%	1.00%	0.94%
Net expenses[3,4]	0.90	0.90	0.90	0.90	0.90
Net investment income	0.87	0.61	0.89	1.00	1.02
Portfolio turnover rate	**30%**	**44%**	**53%**	**43%**	**88%**

1 Per share amounts have been calculated using the average shares method.

2 Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3 As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees' consent. In addition, the manager has agreed to waive the Fund's management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

4 Reflects fee waivers and/or expense reimbursements.

ClearBridge Value Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:					
Class A Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$90.84	$116.60	$78.55	$82.99	$76.54
Income (loss) from operations:					
Net investment income	0.74	0.74	0.77	0.70	0.71
Net realized and unrealized gain (loss)	5.04	(8.56)	43.15	(4.67)	7.04
Total income (loss) from operations	*5.78*	*(7.82)*	*43.92*	*(3.97)*	*7.75*
Less distributions from:					
Net investment income	(1.05)	(0.83)	(0.83)	(0.47)	(0.39)
Net realized gains	(6.21)	(17.11)	(5.04)	—	(0.91)
Total distributions	*(7.26)*	*(17.94)*	*(5.87)*	*(0.47)*	*(1.30)*
Net asset value, end of year	$89.36	$90.84	$116.60	$78.55	$82.99
Total return[2]	*6.52%*	*(7.22)%*	*57.96%*	*(4.81)%*	*10.29%*
Net assets, end of year (millions)	$1,430	$1,411	$1,631	$1,089	$1,221
Ratios to average net assets:					
Gross expenses	1.03%[3]	1.04%	1.04%	1.07%	1.07%
Net expenses[4,5]	1.01[3]	1.03	1.03	1.05	1.05
Net investment income	0.82	0.78	0.73	0.89	0.88
Portfolio turnover rate	60%	52%	54%	74%	29%

[1] Per share amounts have been calculated using the average shares method.

[2] Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3] Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 1.02% and 1.00%, respectively, for the year ended October 31, 2023.

[4] Reflects fee waivers and/or expense reimbursements.

ClearBridge Value Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:					
Class C Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$88.03	$113.37	$76.48	$80.91	$74.73
Income (loss) from operations:					
Net investment income	0.09	0.06	0.03	0.16	0.08
Net realized and unrealized gain (loss)	4.89	(8.29)	42.07	(4.59)	7.01
Total income (loss) from operations	***4.98***	***(8.23)***	***42.10***	***(4.43)***	***7.09***
Less distributions from:					
Net investment income	(0.33)	—	(0.17)	—	—
Net realized gains	(6.21)	(17.11)	(5.04)	—	(0.91)
Total distributions	***(6.54)***	***(17.11)***	***(5.21)***	***—***	***(0.91)***
Net asset value, end of year	$86.47	$88.03	$113.37	$76.48	$80.91
Total return[2]	***5.75%***	***(7.84)%***	***56.85%***	***(5.48)%***	***9.62%***
Net assets, end of year (000s)	$51,501	$72,411	$99,285	$112,950	$219,081
Ratios to average net assets:					
Gross expenses	1.75%[3]	1.75%	1.75%	1.77%	1.74%
Net expenses[4,5]	1.73[3]	1.74	1.73	1.75	1.72
Net investment income	0.10	0.07	0.03	0.20	0.11
Portfolio turnover rate	**60%**	**52%**	**54%**	**74%**	**29%**

1 Per share amounts have been calculated using the average shares method.

2 Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3 Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would not have changed for the year ended October 31, 2023.

4 Reflects fee waivers and/or expense reimbursements.

ClearBridge Value Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:					
Class I Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$111.90	$139.30	$92.83	$97.86	$90.06
Income (loss) from operations:					
Net investment income	1.19	1.20	1.24	1.06	1.00
Net realized and unrealized gain (loss)	6.22	(10.37)	51.25	(5.50)	8.35
Total income (loss) from operations	*7.41*	*(9.17)*	*52.49*	*(4.44)*	*9.35*
Less distributions from:					
Net investment income	(1.26)	(1.12)	(0.98)	(0.59)	(0.64)
Net realized gains	(6.21)	(17.11)	(5.04)	—	(0.91)
Total distributions	*(7.47)*	*(18.23)*	*(6.02)*	*(0.59)*	*(1.55)*
Net asset value, end of year	$111.84	$111.90	$139.30	$92.83	$97.86
Total return[2]	*6.77%*	*(6.98)%*	*58.34%*	*(4.58)%*	*10.58%*
Net assets, end of year (millions)	$363	$354	$412	$260	$347
Ratios to average net assets:					
Gross expenses	0.80%[3]	0.80%	0.80%[4]	0.83%[4]	0.84%[4]
Net expenses[5,6]	0.78[3]	0.79	0.79[4]	0.80[4]	0.80[4]
Net investment income	1.05	1.03	0.98	1.14	1.07
Portfolio turnover rate	60%	52%	54%	74%	29%

1 Per share amounts have been calculated using the average shares method.

2 Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3 Included in the expense ratios are certain non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.79% and 0.77%, respectively, for the year ended October 31, 2023.

4 Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

5 Reflects fee waivers and/or expense reimbursements.

ClearBridge Small Cap Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:					
Class A Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$35.78	$50.63	$33.09	$38.90	$41.95
Income (loss) from operations:					
Net investment income (loss)	0.16	(0.07)	(0.02)	0.14	0.16
Net realized and unrealized gain (loss)	(2.06)	(7.71)	17.78	(4.14)	1.04
Total income (loss) from operations	***(1.90)***	***(7.78)***	***17.76***	***(4.00)***	***1.20***
Less distributions from:					
Net investment income	(0.04)	—	(0.22)	(0.20)	—
Net realized gains	—	(7.07)	—	(1.61)	(4.25)
Total distributions	***(0.04)***	***(7.07)***	***(0.22)***	***(1.81)***	***(4.25)***
Net asset value, end of year	$33.84	$35.78	$50.63	$33.09	$38.90
Total return[2]	***(5.30)%***	***(17.12)%***	***53.75%***	***(11.00)%***	***3.52%***
Net assets, end of year (millions)	$334	$386	$507	$294	$375
Ratios to average net assets:					
Gross expenses	1.10%	1.10%	1.08%	1.09%	1.10%
Net expenses[3,4]	1.07	1.07	1.06	1.07	1.08
Net investment income (loss)	0.45	(0.19)	(0.05)	0.41	0.41
Portfolio turnover rate	**37%**	**36%**	**42%[5]**	**49%**	**38%**

7 Per share amounts have been calculated using the average shares method.

8 Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

9 Reflects fee waivers and/or expense reimbursements.

10 As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.07%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees' consent. In addition, the manager has agreed to waive the Fund's management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

11 Excludes securities delivered as a result of a redemption in-kind.

ClearBridge Small Cap Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:					
Class C Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$32.25	$46.67	$30.58	$36.16	$39.54
Income (loss) from operations:					
Net investment loss	(0.10)	(0.34)	(0.36)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	(1.84)	(7.01)	16.45	(3.87)	0.99
Total income (loss) from operations	***(1.94)***	***(7.35)***	***16.09***	***(3.97)***	***0.87***
Less distributions from:					
Net realized gains	—	(7.07)	—	(1.61)	(4.25)
Total distributions	***—***	***(7.07)***	***—***	***(1.61)***	***(4.25)***
Net asset value, end of year	$30.31	$32.25	$46.67	$30.58	$36.16
Total return[2]	***(6.05)%***	***(17.74)%***	***52.56%***	***(11.66)%***	***2.83%***
Net assets, end of year (000s)	$14,324	$21,042	$34,349	$38,124	$76,816
Ratios to average net assets:					
Gross expenses	1.86%	1.85%	1.84%	1.85%	1.81%
Net expenses[3,4]	1.84	1.84	1.82	1.83	1.79
Net investment loss	(0.32)	(0.96)	(0.83)	(0.32)	(0.34)
Portfolio turnover rate	**37%**	**36%**	**42%[5]**	**49%**	**38%**

1 Per share amounts have been calculated using the average shares method.

2 Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3 Reflects fee waivers and/or expense reimbursements.

5 Excludes securities delivered as a result of a redemption in-kind.

ClearBridge Small Cap Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:					
Class I Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$60.68	$80.51	$52.43	$60.56	$62.73
Income (loss) from operations:					
Net investment income	0.41	0.03	0.11	0.33	0.38
Net realized and unrealized gain (loss)	(3.50)	(12.79)	28.22	(6.61)	1.70
Total income (loss) from operations	***(3.09)***	***(12.76)***	***28.33***	***(6.28)***	***2.08***
Less distributions from:					
Net investment income	(0.10)	—	(0.25)	(0.24)	—
Net realized gains	—	(7.07)	—	(1.61)	(4.25)
Total distributions	***(0.10)***	***(7.07)***	***(0.25)***	***(1.85)***	***(4.25)***
Net asset value, end of year	$57.49	$60.68	$80.51	$52.43	$60.56
Total return[2]	***(5.11)%***	***(16.94)%***	***54.10%***	***(10.83)%***	***3.77%***
Net assets, end of year (millions)	$329	$362	$517	$390	$490
Ratios to average net assets:					
Gross expenses	0.86%	0.85%	0.86%	0.89%	0.87%
Net expenses[3,4]	0.85	0.84	0.84	0.87	0.85
Net investment income	0.66	0.04	0.15	0.62	0.63
Portfolio turnover rate	**37%**	**36%**	**42%**[5]	**49%**	**38%**

1 Per share amounts have been calculated using the average shares method.

2 Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3 Reflects fee waivers and/or expense reimbursements.

5 Excludes securities delivered as a result of a redemption in-kind.

ClearBridge Small Cap Fund - Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:					
Class IS Shares[1]	2023	2022	2021	2020	2019
Net asset value, beginning of year	$60.95	$80.75	$52.60	$60.71	$62.82
Income (loss) from operations:					
Net investment income	0.48	0.10	0.19	0.39	0.44
Net realized and unrealized gain (loss)	(3.52)	(12.83)	28.30	(6.59)	1.70
Total income (loss) from operations	***(3.04)***	***(12.73)***	***28.49***	***(6.20)***	***2.14***
Less distributions from:					
Net investment income	(0.17)	—	(0.34)	(0.30)	—
Net realized gains	—	(7.07)	—	(1.61)	(4.25)
Total distributions	***(0.17)***	***(7.07)***	***(0.34)***	***(1.91)***	***(4.25)***
Net asset value, end of year	$57.74	$60.95	$80.75	$52.60	$60.71
Total return[2]	***(5.01)%***	***(16.84)%***	***54.29%***	***(10.71)%***	***3.86%***
Net assets, end of year (000s)	$63,477	$69,087	$136,865	$192,477	$223,231
Ratios to average net assets:					
Gross expenses	0.75%	0.74%	0.74%	0.76%	0.75%
Net expenses[3,4]	0.74	0.73	0.72	0.74	0.73
Net investment income	0.78	0.15	0.26	0.72	0.74
Portfolio turnover rate	**37%**	**36%**	**42%[5]**	**49%**	**38%**

1 Per share amounts have been calculated using the average shares method.

2 Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3 Reflects fee waivers and/or expense reimbursements.

5 Excludes securities delivered as a result of a redemption in-kind.

APPENDIX A: ADDITIONAL INFORMATION ABOUT EACH ACQUIRING FUND

The following Appendix sets forth additional information about each of ClearBridge Value Fund and ClearBridge Small Cap Fund (also referred to as an “Acquiring Fund, and together, the “Acquiring Funds”). In addition to the Class A, Class C, Class I and Class IS shares of each Acquiring Fund, each Acquiring Fund also offers Class FI and Class R shares, which are not described in this Appendix as they are not offered through this Prospectus/Information Statement.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

Each Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment Minimum Initial/Additional Investment ($)
	Class A	Class C1	Class I	Class IS
General	1,000/50	1,000/50	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1 million/None[2]	N/A
IRAs	250/50	250/50	1 million/None[2,3]	N/A3
SIMPLE IRAs	None/None	None/None	1 million/None[2]	N/A
Systematic Investment Plans	25/25	25/25	1 million/None[2,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None
Omnibus Retirement Plans	None/None	None/None	None/None	None/None
Individual retirement Plans except as noted	None/None	None/None	1 million/None[2]	N/A
Institutional Investors	1,000/50	1,000/50	1 million/None	1 million/None

1 Class C shares are not available for purchase through Distributor Accounts.

2 Available to investors investing directly with the Fund.

3 IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information

4 Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

5 Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

TAX INFORMATION

Each Acquiring Fund’s distributions are generally taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Acquiring Funds’ related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

MORE ON EACH ACQUIRING FUND’S INVESTMENT STRATEGIES, INVESTMENTS AND RISKS

Additional Information

ClearBridge Value Fund’s investment objective is to seeks long-term growth of capital. ClearBridge Small Cap Fund’s investment objective is to seek capital appreciation. Each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that a Fund will meet its investment objective.

Under normal circumstances, ClearBridge Small Cap Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics. The Fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

Each Fund’s investment strategies and policies (other than the Small Cap Fund’s 80% investment policy which may be changed as described above) may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Fund’s Prospectus or statement of additional information.

Portfolio turnover

Each Acquiring Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, ClearBridge Value Fund’s and ClearBridge Small Cap Fund’s portfolio turnover rate were 60%, and 37% of the average value of the portfolio, respectively.

MORE ON FUND MANAGEMENT

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC) serves as each Fund’s investment manager. FTFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Franklin Templeton-sponsored funds FTFA provides administrative and certain oversight services to each Fund. As of March 31, 2024, FTFA’s total assets under management were approximately $180.09 billion.

ClearBridge Investments, LLC (“ClearBridge” or the “subadviser”) is each Fund’s investment subadviser and provides the day-to-day portfolio management of the Fund, except for any portion of the Fund’s cash and short-term instruments that is allocated to Western Asset Management Company, LLC (“Western Asset”) for

management. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 60 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of March 31, 2024, ClearBridge’s total assets under management (including assets under management for ClearBridge Investments Limited, an affiliate of ClearBridge) were approximately $187.89 billion, including $39.20 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Western Asset manages the portion of a Fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2024, the total assets under management of Western Asset and its supervised affiliates were approximately $380.55 billion.

FTFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2024, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.64 trillion.

INVESTMENT PROFESSIONALS

Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of each of ClearBridge Value Fund and ClearBridge Small Cap Fund lies with the following, respective investment professionals. Each Fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the Fund and coordination of other relevant investment team members.

Investment Professional	Title and recent biography	Investment professional of the Fund since
ClearBridge Value Fund
Reed Cassady, CFA	Mr. Cassady is a Director and a Portfolio Manager of ClearBridge and has 16 years of industry experience. He joined ClearBridge in 2007. Mr. Cassady was previously a Senior Portfolio Analyst of ClearBridge. Mr. Cassady earned a B.A. in Music and an M.B.A., both from the College of William and Mary.	December 2023
Sam Peters, CFA	Mr. Peters is a Managing Director and Portfolio Manager of ClearBridge and has 30 years of industry experience. He joined ClearBridge in 2005. Mr. Peters has an M.B.A. from the University of Chicago and a B.A. in Economics from the College of William and Mary.	2010
Jean Yu, CFA	Ms. Yu is a Managing Director and Portfolio Manager of ClearBridge and has 21 years of industry experience. Ms. Yu joined ClearBridge in 2002.	2015

ClearBridge Small Cap Fund
Albert Grosman	Mr. Grosman is a Managing Director and Portfolio Manager of ClearBridge and has 30 years of industry experience. He joined ClearBridge in 2007. Mr. Grosman was formerly an equity analyst specializing in small and mid-cap companies with Long Trail Investment Management, Phinity Capital, Cyllenius/BlackRock and Fidelity Management and Research. Mr. Grosman has an M.B.A. from Columbia Business School and a B.B.A. in Business Administration from Emory University.	2011
Brian Lund, CFA	Mr. Lund is a Managing Director and Portfolio Manager of ClearBridge and has 23 years of industry experience. Mr. Lund joined the manager in 2004. He was formerly an Equity Analyst at Morningstar, Inc. covering gaming, lodging, and leisure firms, and a Mutual Fund Analyst. Mr. Lund was a Writer/Analyst at the Motley Fool, an online investment service, from 2000 to 2001.	2015

Management Fee

ClearBridge Value Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.70% of the first $1 billion of average net assets; 0.68% of the next $1 billion of average net assets; 0.65% of the next $500 million of average net assets; 0.60% of the next $1 billion of average net assets; and 0.50% of average net assets over $3.5 billion.

ClearBridge Small Cap Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.70% of the first $1 billion of average net assets; 0.68% between $1 billion and $2 billion; 0.65% between $2 billion and $5 billion; 0.62% between $5 billion and $10 billion; and 0.59% over $10 billion.

For the fiscal year ended October 31, 2023, ClearBridge Value Fund paid an effective management fee of 0.67% and ClearBridge Small Cap Fund paid an effective management fee of 0.68%, both inclusive of fees recaptured pursuant to the Fund’s expense limitation arrangements, of the Fund’s average daily net assets for management services. The effective management fee reflects any fees waived by the manager (including any fees waived in connection with investments by the Fund in affiliated investment companies for which the Fund paid a management fee).

A discussion regarding the basis for the Board’s approval of each Fund’s management agreement and subadvisory agreements will be available in the Fund’s Semi-Annual Report for the period ended April 30, 2024.

Expense limitation

For ClearBridge Value Fund, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual Fund operating expenses will not exceed 1.01% for Class A shares, 1.74% for Class C shares, 1.14% for Class FI shares, 1.39% for Class R shares, 0.79% for Class I shares and 0.70% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual Fund operating expenses for Class IS shares will not exceed the ratio of total annual Fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual Fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual Fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, FTFA has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

For ClearBridge Small Cap Fund, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual Fund operating expenses will not exceed 1.07% for Class A shares, 1.85% for Class C shares, 1.07% for Class FI shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.74% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual Fund operating expenses for Class IS shares will not exceed the ratio of total annual Fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual Fund operating expenses have fallen to a level below the limits described above. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual Fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, FTFA has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

ABOUT THE CLASSES OF SHARES

Choosing a share class

Each Acquiring Fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;

•	the length of time you expect to own the shares;

•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;

•	whether you qualify for any reduction or waiver of the sales charge;

•	the availability of the share class;

•	the services that will be available to you and whether you meet any eligibility criteria; and

•	the amount of compensation that your Service Agent will receive.

For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.

More information about an Acquiring Fund’s classes of shares is available through the Acquiring Fund’s websites. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.

Each Acquiring Fund’s shares are distributed by Franklin Distributors.

Share Class Features Summary

The following table summarizes key features of each Acquiring Fund’s share classes.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b-1) fees	Exchange privilege[2]	Conversion to Class A shares
Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee-based programs and retirement plans	Up to 5.50%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the Distributor	N/A
Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; (ii) $250 for IRAs; and (iii) none for certain fee-based programs and retirement plans	None	1.00% (for ClearBridge Small Cap Fund) or 0.95% (for ClearBridge Value Fund) if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets (for ClearBridge Small Cap Fund) or 0.95% of average daily net assets (for ClearBridge Value Fund)	Class C shares of funds sold by the Distributor

Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class I

• $1,000,000;

• Waived for certain Service Agents with arrangements with the Distributor, Omnibus Retirement Plans and certain individuals affiliated with Franklin Templeton;

• However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:

(i) if investing

through a Systematic Investment Plan, $25;

(ii) if an individual investor, $1,000; and

(iii) none for certain fee-based programs

	None	None	None	Class I shares of funds sold by the Distributor*	No
Class IS

• $1,000,000;

• Waived for certain Service Agents with arrangements with the Distributor and Omnibus Retirement Plans

• However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:

(i) if investing through a Systematic Investment Plan, $25;

(ii) if an individual investor $1,000; and

(iii) none for certain fee-based programs

	None	None	None	Class IS shares of funds sold by the Distributor*	No

1 Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

2 You or your Service Agent may instruct the Fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the Fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through retirement and benefit plans or fee-based programs, you should contact your Service Agent that administers your plan or sponsors the fee-based program to request an exchange. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details. In addition, you may exchange shares of the Fund for another share class of the same Fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the Fund about funds available for exchange.

* If this share class is not available, you may be eligible to exchange into a different share class of such Fund; see “Exchanging shares — Exchangeability between funds without the same share class” in each Fund’s prospectus.

Share class availability

You may buy shares of an Acquiring Fund either directly from the Acquiring Fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling Acquiring Fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.

Plan sponsors, plan fiduciaries and other Service Agents may choose to impose qualification requirements that differ from an Acquiring Funds’ share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. An Acquiring Fund is not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or Service Agent to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Service Agent for more information about available share classes.

Please contact your Service Agent about the availability of Acquiring Fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.

The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. Each Fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	I	IS
Individual Investors	✓	✓	✓[2,3]	✓[2]
Omnibus Retirement Plans	✓	✓	✓	✓
Individual Retirement Plans	✓	✓	✓
Clients of Eligible Financial Intermediaries	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓	✓	✓

1 Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).

2 Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the Fund. Please contact your Service Agent for more information.

3 Class I shares may be purchased directly from the Fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

4 Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Omnibus Retirement Plans are retirement plans held on the books of the Fund in a plan level or omnibus level account and include: (i) 401(k) plans; (ii) 457 plans; (iii) employer-sponsored 403(b) plans; (iv) profit-sharing plans; (v) non-qualified deferred compensation plans; (vi) employer-sponsored benefit plans (including health savings accounts); (vii) defined benefit plans; (viii) other similar employer-sponsored retirement and benefit plans; (ix) individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in the Fund through a single omnibus account pursuant to a special contractual arrangement with the Fund or the Distributor; and (x) investors who rollover Fund shares from a retirement plan into an individual retirement account administered on the same retirement plan platform. SIMPLE IRAs are considered Omnibus Retirement Plans if they are employer-sponsored and held at the plan level.

Individual Retirement Plans include: (i) retirement plans investing through brokerage accounts; (ii) certain retirement plans with direct relationships to the Fund that are not Institutional Investors nor investing through omnibus accounts; and (iii) individual retirement vehicles not held through an omnibus account, such as: (a) traditional and Roth IRAs; (b) Coverdell education savings accounts; (c) individual 403(b)(7) custodial accounts; (d) Keogh plans; (e) SEPs; (f) SARSEPs; and (g) SIMPLE IRAs or similar accounts. Individual Retirement Plans include plans held at the individual participant level. Individual Retirement Plans are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries include: investors who invest in the Fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the Fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts)”; (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

ADDITIONAL INFORMATION ABOUT EACH SHARE CLASS

Class A shares

The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.

Sales charges

The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.

It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. The Distributor may not pay Service Agents selling Class A shares to Omnibus Retirement Plans a commission on the purchase price of Class A shares sold by them. However, for Omnibus Retirement Plans that are permitted to purchase shares at net asset value, the Distributor may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $25,000	5.50	5.82	5.00
$25,000 but less than $50,000	5.25	5.54	4.75
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $750,000	2.00	2.04	1.75
$750,000 but less than $1 million	1.50	1.52	1.25
$1 million or more[1]	-0-	-0-	up to 1.00

1 The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

SALES CHARGE WAIVERS BY CLASS

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through Distributor Accounts

•	Investors who redeemed at least the same amount of Class A shares of a Fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason or Franklin Templeton fund

•	Employees of Franklin Resources and its subsidiaries

•	Investors investing through certain retirement plans

•	Investors who rollover Fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform

•	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 0.95% for ClearBridge Value Fund and 1.00% for ClearBridge Small Cap Fund. Omnibus Retirement Plans may not be subject to a contingent deferred sales charge.

Except as noted below, the Distributor generally will pay Service Agents selling Class C shares a commission of up to 0.95% for ClearBridge Value Fund and 1.00% for ClearBridge Small Cap Fund of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.95% for ClearBridge Value Fund and 1.00% for ClearBridge Small Cap Fund of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.95% for ClearBridge Value Fund and 1.00% for ClearBridge Small Cap Fund of the average daily net assets represented by the Class C shares serviced by them. The Distributor may not pay Service Agents selling Class C shares to Omnibus Retirement Plans a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, the Distributor may pay these Service Agents an annual distribution and/or service fee of up to 0.95% for ClearBridge Value Fund and 1.00% for ClearBridge Small Cap Fund of the average daily net assets represented by the Class C shares serviced by them.

Class C share conversion

Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8-year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the Fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the Prospectus or contact your Service Agent for more information.

For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.

Contingent deferred sales charges — Class A and Class C shares

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the Distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the Fund for additional information.

The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For certain Omnibus Retirement Plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

•	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission

•	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs)

To have your contingent deferred sales charge waived, you or your Service Agent must let the Fund know at the time you redeem shares that you qualify for such a waiver.

Class I and Class IS shares

You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the Fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the Fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the Fund.

DISTRIBUTION PLANS, SHAREHOLDER SERVICING, AND PAYMENTS TO INTERMEDIARIES

Payments to broker/dealers and other financial intermediaries

Each Acquiring Fund’s related companies pay Service Agents for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

Distribution

Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as each Fund’s sole and exclusive distributor.

Each Fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, each Fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.25% for Class A shares and up to 0.95% for Class C shares of ClearBridge Value Fund and 1.00% for Class C shares of ClearBridge Small Cap Fund. Payments by a Fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under each Fund’s shareholder services and distribution plan and other payments made by the Fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the Fund, including your Service Agent.

The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the applicable Fund’s SAI. Revenue sharing payments, as well as payments by the Fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

Each Fund calculates its net asset value every day the NYSE is open. Each Fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, a Fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the Fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the Fund transfer agent on a timely basis.

Valuation of each Fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The Funds’ manager serves as the Fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the Fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the Fund as determined on each business day.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the Fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ-higher or lower-from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.

Valuation of Shares

The NAV per share of each class of each Acquiring Fund is generally calculated as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class specific expenses, the per share NAV of each class of the Fund will differ. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

TAXATION AND DISTRIBUTIONS

Each Acquiring Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of Internal Revenue Code of 1986, as amended, (the “Code”). However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, if a Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if a Fund is permitted to elect and so elects) it would be subject to a 4% nondeductible excise tax.

Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually substantially all of its investment company taxable income (determined without regard to the dividends-paid deduction), and any net capital gain. However, if a Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, a Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by a Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income tax paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of a Fund. The IRS and the Department of the Treasury have issued regulations that impose special reporting of capital gain dividends by a Fund in order to allow capital gain dividends to be taxable at reduced rates in the hands of certain non-corporate taxpayers who hold shares of a Fund through entities treated as partnerships.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by a Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax professional regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

For tax years beginning before January 1, 2026, a non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of U.S. individuals to the extent their income exceeds certain threshold amounts. The 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax professional regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. Each Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 877-6LM-FUND/656-3863. Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax professionals concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. Each Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of each Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

BENCHMARK DESCRIPTION

For ClearBridge Value Fund, Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000

Value Index represents approximately 93% of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

For ClearBridge Small Cap Fund, Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

LEARNING MORE ABOUT ACQUIRING FUNDS

You may obtain free copies of this information from each Acquiring Fund or from the SEC using one or more of the methods set forth below. In the Annual and Semi-Annual Reports, you will find a discussion of market conditions and investment strategies that significantly affected an Acquiring Fund’s performance during the period covered by the Report and a listing of the Fund’s portfolio securities as of the end of such period. The SAI provides additional information about each Acquiring Fund’s and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus/Information Statement and is therefore legally considered a part of this Prospectus/Information Statement.

HOW TO OBTAIN INFORMATION

You can make inquiries about each Fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the Fund at 877-6LM-FUND/656-3863, or by writing to the Fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030. You may also visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, SAI or an Annual or Semi-Annual Report.

Reports and other information about a Fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

When obtaining information about an Acquiring Fund from the SEC, you may find it useful to reference the Fund’s SEC file number: 811-22338.

APPENDIX B: CERTAIN INFORMATION REGARDING THE ORGANIZATIONAL DOCUMENTS OF THE ACQUIRING FUNDS

The certificate of trust to establish the Legg Mason Global Asset Management Trust (the “Acquiring Trust”) was filed with the State Department of Assessments and Taxation of Maryland on October 7, 2009. Each Acquiring Fund is a series of the Acquiring Trust.

The Acquiring Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Acquiring Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of an Acquiring Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Acquiring Trust, such as the by-laws of the Acquiring Trust, which contain additional rules governing the conduct of the business of the Acquiring Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Acquiring Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Acquiring Trust into another trust or entity, reorganize the Acquiring Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Acquiring Trust or any series or class to another entity, or a series or class of another entity, terminate the Acquiring Trust or any series or class, or adopt or amend the by-laws of the Acquiring Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

Each Acquiring Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Acquiring Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Acquiring Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

B-1

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Acquiring Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

Each Acquiring Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to each Acquiring Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that each Acquiring Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Acquiring Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of each Acquiring Fund, as a series of the Acquiring Trust, represents an interest in the Fund only and not in the assets of any other series of the Acquiring Trust.

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EXHIBIT 1: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Form of Agreement and Plan of Reorganization

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this   day of     , 2024, by and between Legg Mason Global Asset Management Trust, a Maryland statutory trust (the “Acquiring Trust”), with its principal place of business at 100 International Drive, Baltimore, Maryland 21202, on behalf of its series ClearBridge [    ] Fund (the “Acquiring Fund”), and the Legg Mason Partners Investment Trust, a Maryland statutory trust (the “Target Trust” and each of the Acquiring Trust and the Target Trust, a “Trust”), with its principal place of business at 620 Eighth Avenue, New York, NY 10018, on behalf of its series ClearBridge [    ] Fund (the “Target Fund” and each of the Acquiring Fund and the Target Fund, a “Fund”), and, solely for purposes of paragraph 10.2 hereof, Franklin Templeton Fund Adviser, LLC (“FTFA”).

WHEREAS, the Acquiring Fund is a series of the Acquiring Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of the Target Trust, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) of the classes corresponding to the classes of outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”), as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund and the termination and complete liquidation of the Target Fund as a series of the Target Trust, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Trust, has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Target Trust (the “Target Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of the Target Trust, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to a Fund taking action shall mean and include all necessary actions of the applicable Trust, on behalf of the applicable Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

EXH-1

1.	TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL TARGET FUND LIABILITIES AND TERMINATION OF THE TARGET FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares of each class corresponding to a class of the Target Fund Shares, determined by dividing the value of the Target Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) attributable to such class of Target Fund Shares by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.1); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). For purposes of this Agreement, the Class A shares, Class C shares, Class R shares, Class FI shares, Class I shares, and Class IS shares of the Target Fund, respectively, correspond to the Class A shares, Class C shares, Class R shares, Class FI shares, Class I shares, and Class IS shares of the Acquiring Fund, respectively, and the terms “Target Fund Shares” and “Acquiring Fund Shares” shall be read to include each of the applicable Class A shares, Class C shares, Class R shares, Class FI shares, Class I shares, and Class IS shares.

1.2 The property and assets of the Target Trust attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Target Board and officers of the Target Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses borne by any person or entity other than the Target Fund pursuant to paragraph 10.2 (such assumed liabilities and obligations, collectively, the “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Acquiring Trust, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Target Fund acquired by the Acquiring Trust on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 Prior to the Closing, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions qualifying for the dividends paid deduction under Section 561 of the Code so that it will have distributed substantially all of (a) the sum of (i) its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) (ii) the excess of its investment income excludible from gross income under Section 103 of the Code, if any, over its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”) and (iii) its realized net capital gain as defined in the Code (after deduction of any available capital loss carryover), if any, and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the

Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods.

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1.5 Immediately following the actions contemplated by paragraph 1.1, the Target Trust shall take such actions as may be necessary or appropriate to complete the liquidation of the Target Fund. To complete the liquidation, the Target Trust, on behalf of the Target Fund, shall (a) distribute to the shareholders of record with respect to each class of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within that share class, the Acquiring Fund Shares of the corresponding class received by the Target Trust, on behalf of the Target Fund, pursuant to paragraph 1.1, in complete redemption of the Target Fund Shares and (b) terminate the Target Fund as a series of the Target Trust in accordance with Maryland law. Such distribution and redemption shall be accomplished, with respect to each class of the Target Fund Shares, by the transfer on the Closing Date of the corresponding class of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the applicable Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares of each class to be so credited to each Target Fund Shareholder holding Target Fund Shares of the corresponding class shall be equal to the aggregate net asset value of the Target Fund Shares of that class owned by that Target Fund Shareholder on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent for the credit of the respective accounts of the Target Fund Shareholders.

1.7 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Trust, on behalf of the Target Fund. The Target Trust shall take all reasonable steps to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquiring Fund and the Target Fund, respectively, and after the declaration and payment of any dividends and/or other distributions by such Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Assets and Liabilities shall be computed on the Valuation Date in accordance with the valuation procedures set forth in the most recent respective prospectus of the Acquiring Fund and the Target Fund, as amended or supplemented. Each Fund’s valuation procedures conform to the other Fund’s valuation procedures in all material respects. All computations of value shall be made by Bank of New York Mellon, in its capacity as accounting agent for the Target Fund and the Acquiring Fund.

2.2. The number of full and fractional shares of each class of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to the corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of that class of Acquiring Fund Shares, determined using the valuation procedures referred to in paragraph 2.1.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [    ], 2024, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m.,

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Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends. The Closing shall take place remotely by means of an electronic exchange of documents and signatures, or shall be held at such place as the parties may agree.

3.2 The Target Trust shall direct the Bank of New York Mellon (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Trust, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund have been so transferred as of the Closing Date. The Target Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Target Trust shall direct Franklin Templeton Investor Services, LLC., in its capacity as transfer agent for the Target Fund (“Transfer Agent”), to deliver to the Acquiring Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number of Target Fund Shares and percentage ownership of each outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Target Trust, on behalf of the Target Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.5 and (b) the appropriate number of Acquiring Fund Shares of each class have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.5. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the Target Board or Acquiring Board, as applicable), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such other date that the parties may agree.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Agreement, the Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Target Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended or supplemented (the “Target Trust Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Target Trust is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Target Trust. The Target Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Target Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

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(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Target Trust, on behalf of the Target Fund, will have good title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Target Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Target Trust Declaration or the bylaws of the Target Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than pursuant to this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Target Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Target Trust’s knowledge, threatened against the Target Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Target Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as of the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct

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copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by shareholders of the Target Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Target Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of the Target Trust and is treated as a corporation separate from any and all other series of the Target Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and, on or before the Closing Date, will have distributed substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) its realized net capital gain (as defined in the Code) (after deduction of any available capital loss carryover), if any, and (b) any other amounts as necessary, in each case for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date), such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for the current and any prior tax periods. The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Target Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenters’ rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

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(n) The Target Fund will review its assets to ensure that prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Target Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Target Board, on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined information statement and prospectus (“Information Statement”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Target Fund, from the effective date of the Registration Statement through the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(q) The Target Trust, on behalf of the Target Fund, has satisfied all applicable provisions of Rule 17a-8 under the 1940 Act with respect to the transactions contemplated hereby.

4.2 Except as has been fully disclosed in Schedule 4.2 to this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration of Trust, as amended or supplemented (the “Acquiring Trust Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Trust. The Acquiring Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional

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information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Acquiring Trust Declaration or the bylaws of the Acquiring Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as of the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. . The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (taking into account any extensions)

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shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Trust and is treated as a corporation separate from any and all other series of the Acquiring Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982 of the Code. The Acquiring Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Target Trust, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Information Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement made in reliance upon and in conformity with information that was furnished by the Target Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Acquiring Trust, on behalf of the Acquiring Fund, has satisfied all applicable provisions of Rule 17a-8 under the 1940 Act with respect to the transactions contemplated hereby.

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5. COVENANTS

The Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each hereby further covenant as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Target Trust, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Target Trust, on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will each use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7 The Target Trust, on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.8 The Acquiring Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9 The Acquiring Trust shall not change the Acquiring Trust Declaration, or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.10 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on its federal income tax return for its respective taxable year in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

EXH-10

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TARGET TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Trust’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Target Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Trust, on behalf of the Acquiring Fund, by the Acquiring Trust’s President, Vice President or other duly authorized officer and its Treasurer, Assistant Treasurer or other duly authorized officer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust’s election, to the following conditions:

7.1 All representations and warranties of the Target Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Target Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer or other duly authorized officer of the Target Trust on behalf of the Target Fund. The Target Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

EXH-11

7.4 The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Trust, on behalf of the Target Fund, by the Target Trust’s President, Vice President or other duly authorized officer and its Treasurer, Assistant Treasurer or other duly authorized officer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET TRUST AND THE ACQUIRING TRUST

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, as applicable, the other Fund shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Target Trust, with respect to the Target Fund, or the Acquiring Trust, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Target Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.4 The parties (other than FTFA) shall have received the opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes: (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation of the Target Fund, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon a transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code; (iii) Target Fund Shareholders will not recognize gain or loss on the receipt of the Acquiring Fund Shares solely in exchange for the Target Fund Shares pursuant to the Reorganization; (iv) the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares

EXH-12

exchanged therefor; (v) the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will include the holding period of the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held the Target Fund Shares as capital assets at the time of the Reorganization; (vi) the Acquiring Fund will not recognize gain or loss upon the receipt of all of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities; (vii) the tax basis of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer; and (viii) the holding period of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund, other than assets to with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset). Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.4.

8.5 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust Declaration or in the Acquiring Fund’s investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Target Board and the Target Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Trust and those members of the Target Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Trust or the members of the Acquiring Board or the Acquiring Trust’s officers prior to the Closing Date, provided that such indemnification by the Acquiring Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Target Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the members of the Acquiring Board and the Acquiring Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust and those members of the Acquiring Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Target Trust or the members of the Target Board or its officers prior to the Closing Date, provided that such indemnification by the Target Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

EXH-13

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Trust, on behalf of the Acquiring Fund and the Target Trust, on behalf of the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of the Reorganization otherwise allocable to the Target Fund and the Acquiring Fund shall be borne 50% by FTFA or one of its affiliates and 50% by the Target Fund, except that (i) any transaction costs associated with repositioning the portfolio of the Fund prior to the Reorganization will be borne by that Fund, and (ii) any transaction costs associated with repositioning the portfolio of the combined Acquiring Fund after the Reorganization will be borne by the combined Acquiring Fund. The parties acknowledge that Target Fund Shareholders and the shareholders of the Acquiring Fund will each pay their respective expenses, if any, incurred in connection with the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in such party’s failure to qualify for tax treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

11. ENTIRE AGREEMENT; SURVIVAL

11.1 Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, agrees that it has not made to the other party any representation, warranty or covenant relating to the Reorganization that is not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by the Target Trust and the Acquiring Trust, and the obligations of the Acquiring Trust, on behalf of the Acquiring Fund and the Target Trust, on behalf of the Target Fund, in Article 9, shall survive the Closing. The obligations of FTFA set forth in paragraph 10.2 shall survive the Closing and any termination of this Agreement. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date without penalty to either Fund by resolution of the Acquiring Board or Target Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund. Any such termination resolution will be effective when communicated to the other party.

13. AMENDMENTS

The Agreement may be amended only by mutual consent of the parties in writing.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the applicable party, to the attention of its President.

EXH-14

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. The execution and delivery of the Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Maryland.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with each applicable Declaration of Trust, the obligations of the Acquiring Trust with respect to the Acquiring Fund and the Target Trust on behalf of the Target Fund, entered into in the name or on behalf of such Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of such Trust, personally, but bind only the assets of such Trust belonging to the Acquiring Fund or the Target Fund, as applicable, and all persons dealing with any series or funds of such Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

[Remainder of page intentionally left blank.]

EXH-15

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST, on behalf of its series [Acquiring Fund]

By:
Name:	Jane Trust
Title:	President and Principal Executive Officer

LEGG MASON PARTNERS INVESTMENT TRUST, on behalf of its series [Target Fund]

By:
Name:	Jane Trust
Title:	President and Principal Executive Officer

solely for purposes of paragraph 10.2 of the Agreement:

FRANKLIN TEMPLETON FUND ADVISER, LLC

By:
Name:	Jane Trust
Title:	President and Principal Executive Officer

EXH-16

SCHEDULE 4.1

None.

EXH-17

SCHEDULE 4.2

None.

EXH-18

PART B

Legg Mason Global Asset Management Trust

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

[ ]

This SAI relates to the reorganizations (each, a “Reorganization” and together, the “Reorganizations”) of ClearBridge All Cap Value Fund and ClearBridge Small Cap Value Fund (each, a “Target Fund,” and together, the “Target Funds”). Each of the Target Funds is a series of Legg Mason Partners Investment Trust (the “Target Trust”). This SAI relates to these Reorganizations as follows: (i) the reorganization of ClearBridge All Cap Value Fund into ClearBridge Value Fund, a series of Legg Mason Global Asset Management Trust (the “Acquiring Trust”), and (ii) the reorganization of ClearBridge Small Cap Value Fund into ClearBridge Small Cap Fund, also a series of the Acquiring Trust (each of ClearBridge Value Fund and ClearBridge Small Cap Fund are referred to herein as an “Acquiring Fund”, and together, the “Acquiring Funds”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.

This SAI contains information that may be of interest to shareholders but that is not included in the Prospectus/ Information Statement dated [ ], 2024, as may be amended from time to time (the “Prospectus/Information Statement”), relating to a Reorganization. As described in the Prospectus/Information Statement, each Reorganization would involve the transfer of all the assets of a Target Fund in exchange for shares of the corresponding Acquiring Fund and the assumption of all the liabilities of the Target Fund. The Target Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

1.

The Statement of Additional Information, as supplemented, dated March  1, 2024, for the Acquiring Funds (File Nos. 333-162441; 811-22338), and the Statement of Additional Information, as supplemented, dated January 31, 2024, for the Target Funds (File Nos. 033-43446; 811- 811-06444);

2.

The audited financial statements contained in the Annual Report of ClearBridge Value Fund, for the fiscal year ended October  31, 2023, the audited financial statements contained in the Annual Report of ClearBridge Small Cap Fund, for the fiscal year ended October 31, 2023, the audited financial statements contained in the Annual Report of ClearBridge All Cap Value Fund, for the fiscal year ended September  30, 2023, and the audited financial statements contained in the Annual Report of ClearBridge Small Cap Value Fund, for the fiscal year ended September 30, 2023. No other parts of such shareholder reports are incorporated herein by reference.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. The Prospectus/ Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request and without charge by calling the Funds at 877-6LM-FUND/656-3863, or by writing to the Funds at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.

The date of this SAI is [ ], 2024.

Introductions	S-3
Additional Information About Each Fund	S-3
Supplemental Financial Information	S-3

INTRODUCTION

This SAI is intended to supplement the information provided in the Prospectus/Information Statement dated June [ ], 2024 relating to each Reorganization.

ADDITIONAL INFORMATION ABOUT EACH FUND

Additional information about each Fund can be found in the most recent Statement of Additional Information of each Fund, which is incorporated by reference into this registration statement.

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of either Acquiring Fund are not included in this SAI.

Tables showing the fees and expenses of each Fund, and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to a Reorganization, are included in the “Comparison of Fees and Expenses” sections in the Prospectus/Information Statement.

A Reorganization will not result in a material change to an Acquiring Fund’s investment portfolio due to the investment objective of the corresponding Target Fund being similar to that of the Acquiring Fund, the similarities in the Fund’s investment strategies and the Fund’s fundamental investment policies. As a result, a schedule of investments of a Target Fund modified to show the effects of such change is not required and is not included. Notwithstanding the foregoing, changes may be made to each Target Fund’s portfolio in advance of a Reorganization and/or each Acquiring Fund’s portfolio prior to or following a Reorganization.

Each Acquiring Fund will be the surviving Fund for accounting purposes. There are no material differences in the accounting, valuation and tax policies of each Target Fund as compared to those of the corresponding Acquiring Fund.

PART C

Other Information

Item 15.	Indemnification.

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be provided to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), its officers, directors and employees and any person who controls Franklin Distributors within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith)

which Franklin Distributors, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Franklin Distributors or such other parties against any liability to the Registrant or its shareholders to which Franklin Distributors or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 16.  Exhibits.

Unless otherwise noted, all references are to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (the “SEC”) (File Nos. 333-162441 and 811-22338).

(1)	(a)

Amended and Restated Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December  13, 2011. (https://www.sec.gov/Archives/edgar/data/1474103/000119312511339589/d264461dex99aii.htm)

(b)

Amended Schedules A and B to the Amended and Restated Declaration of Trust are incorporated herein by reference to Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 23, 2024. (“Post-Effective Amendment No.  220”). (https://www.sec.gov/Archives/edgar/data/1474103/000119312524044446/d587276dex99a3.htm)

(2)

Bylaws, as amended and restated are incorporated herein by reference to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 24, 2020 (“Post-Effective Amendment No.  198”). (https://www.sec.gov/Archives/edgar/data/1474103/000119312520253523/d35320dex99b.htm)

(3)		Not Applicable.

(4)		Form of Agreement and Plan of Reorganization is included in Part A to the Registration Statement on Form N-14, as Exhibit 1.

(5)

Instruments defining rights of security holders of the series of the Registrant are contained in the Amended and Restated Declaration of Trust (https://www.sec.gov/Archives/edgar/data/1474103/000119312511339589/d264461dex99aii.htm) and Bylaws (https://www.sec.gov/Archives/edgar/data/1474103/000119312520253523/d35320dex99b.htm ), as amended and restated, which are incorporated by reference to Exhibits (1) and (2) of Item 16 of Part C herein.

(6)	(a)

Management Agreement — ClearBridge Small Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 221 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2024 (“Post-Effective Amendment No. 221”).

	(b)	Management Agreement — ClearBridge Value Fund is incorporated herein by reference to Post-Effective Amendment No. 221.

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	(c)	Subadvisory Agreement with ClearBridge Investments, LLC – ClearBridge Small Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 221.

	(d)	Subadvisory Agreement with ClearBridge Investments, LLC – ClearBridge Value Fund is incorporated herein by reference to Post-Effective Amendment No. 221.

	(e)	Subadvisory Agreement with Western Asset Management Company – ClearBridge Small Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 221.

	(f)	Subadvisory Agreement with Western Asset Management Company – ClearBridge Value Fund is incorporated herein by reference to Post-Effective Amendment No. 221.

(7)	Distribution Agreement for ClearBridge Small Cap Fund and ClearBridge Value Fund is incorporated herein by reference to Post-Effective Amendment No. 198.

(8)	Bonus or Profit Sharing Contracts. None.

(9)	(a)

Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2018 (“Post-Effective Amendment No. 168”).

	(b)	Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 168.

(c)

Amendment to the Custodian Services Agreement with The Bank of New York Mellon is incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 24, 2022 (“Post Effective Amendment No. 212”).

	(d)	Amendment to the Fund Accounting Services Agreement with The Bank of New York Mellon is incorporated herein by reference to Post-Effective Amendment No. 212.

(10)	(a)	Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 212.

(b)

Multiple Class Plan pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 158 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 22, 2017.

(11)	Opinion and Consent of Venable LLP as to the legality of the securities being registered is filed herewith.

(12)	Form of Opinion of Morgan, Lewis & Bockius LLP supporting tax matters and consequences to shareholders discussed in the Prospectus/Information Statement is filed herewith.

(13)	(a)

Transfer Agent and Shareholder Services Agreement with Franklin Templeton Investor Services, LLC is incorporated by reference to Post-Effective Amendment No. 213 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 23, 2022.

(b)

Board Resolutions Regarding Expense Limitation Arrangements are incorporated by reference to Post-Effective Amendment No. 218 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 24, 2023.

(14)	Consents of Independent Registered Public Accounting Firm filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney are filed herewith.

(17)	(a)	Prospectus and Statement of Additional Information of ClearBridge Small Cap Fund are incorporated herein by reference to Post-Effective Amendment No. 220.

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(b)	Prospectus and Statement of Additional Information of ClearBridge Value Fund are incorporated herein by reference to Post-Effective Amendment No. 220.

(c)

Audited financials as included in the Annual Report of ClearBridge Small Cap Fund, dated October 31, 2023 are incorporated herein by reference to Registrant Certified Shareholder Report of Registered Management Investment Companies on Form N-CSR, as filed with the SEC on January 3, 2024 (“Registrant Form N-CSR”).

(d)	Audited financials as included in the Annual Report of ClearBridge Value Fund dated October 31, 2023 are incorporated herein by reference to Registrant Form N-CSR.

Item 17.	Undertakings.

(i)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(ii)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (i) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(iii)

The Registrant hereby undertakes to file, by post-effective amendment, the final opinion of Morgan, Lewis & Bockius LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Legg Mason Global Asset Management Trust, has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on May 9, 2024.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST on behalf of its series ClearBridge Small Cap Fund ClearBridge Value Fund

By:	/s/ JANE E. TRUST
Name:	Jane E. Trust
Title:	President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated below on May 9, 2024.

Signature	Title

/s/ JANE E. TRUST
Jane E. Trust	President, Chief Executive Officer and Trustee

/s/ CHRISTOPHER BERARDUCCI
Christopher Berarducci	Treasurer and Principal Financial Officer

/s/ ANDREW L. BREECH*
Andrew L. Breech	Trustee

/s/ STEPHEN R. GROSS*
Stephen R. Gross	Trustee

/s/ SUSAN HEILBRON*
Susan Heilbron	Trustee

/s/ ARNOLD L. LEHMAN*
Arnold L. Lehman	Trustee

/s/ ROBIN J.W. MASTERS*
Robin J.W. Masters	Trustee

/s/ KENNETH MILLER*
Kenneth Miller	Trustee

/s/ G. PETER O’BRIEN*
G. Peter O’Brien	Trustee

/s/ THOMAS F. SCHLAFLY*
Thomas F. Schlafly	Trustee

*By: /s/ JANE E. TRUST

Jane E. Trust, as Agent

* Attorney in Fact, pursuant to Power of Attorney.

Exhibit Index

(11)	Opinion and Consent of Venable LLP as to the legality of the securities being registered
(12)	Form of Opinion of Morgan, Lewis & Bockius LLP supporting tax matters and consequences to shareholders discussed in the Prospectus/Information Statement
(14)	Consents of Independent Registered Public Accounting Firm
(16)	Powers of Attorney